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                                                                    Exhibit 10.3

                           FOURTH AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                            BEACON POWER CORPORATION

         The name of the Corporation is Beacon Power Corporation. The Corporation was originally incorporated on May 8, 1997 pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware. This Fourth Amended and Restated Certificate of Incorporation of Beacon Power Corporation was proposed and declared advisable by the Board of Directors of the Corporation on May 23, 2000 and was consented to in writing by the Corporation's stockholders as of May 23, 2000, in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware. The Corporation's Certificate of Incorporation is hereby amended and restated in its entirety to read as follows:

         FIRST:  The name of the Corporation is Beacon Power Corporation.

         SECOND: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is as follows:

         To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

         FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 30,000,000 shares of common stock, $0.01 par value per share ("Common Stock") and (ii) 21,500,007 shares of preferred stock, $0.01 par value per share (the "Preferred Stock"), of which 6,000,000 shares have been designated as Class A Preferred Stock ("Class A Preferred Stock"), one share has been designated as Class B Preferred Stock ("Class B Preferred Stock"), six shares have been designated as Class C Preferred Stock ("Class C Preferred Stock"), 6,000,000 shares have been designated as Class D Preferred Stock ("Class D Preferred Stock"), 2,000,000 shares have been designated as Class E Preferred Stock ("Class E Preferred Stock") and 7,500,000 shares have been designated as Class F Preferred Stock ("Class F Preferred Stock").

         The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.


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A.       COMMON STOCK.

         1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

         2. VOTING. The holders of the Common Stock are entitled to one vote for each share held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

         3. DIVIDENDS. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

         4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B.       PREFERRED STOCK.

         Preferred Stock may be issued from time to time in one or more classes, each of such classes to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such classes adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law or this Restated Certificate. Different classes of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

         Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more classes, and in connection with the creation of any such classes, by resolution or resolutions providing for the issue of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any classes of Preferred Stock may provide that such classes shall be superior or rank equally or be junior to the Preferred Stock of any other classes to the extent permitted by law, subject to the rights of any existing classes to approve any classes of preferred stock ranking senior or on parity therewith. Except as otherwise specifically provided in this Restated Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any classes of the


                                      -2-

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Preferred Stock authorized by and complying with the conditions of this Restated
Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation. All voting by shareholders shall be by majority vote unless otherwise specifically provided herein.

C.       CLASS A PREFERRED STOCK.

         The Class A Preferred Stock shall have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

         1. DIVIDENDS. The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock unless the Corporation simultaneously declares or pays to the holders of the Class A Preferred Stock then outstanding a distribution on each outstanding share of Class A Preferred Stock in an amount equal to the product of (i) the per share amount, if any, of the dividends or other distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Class A Preferred Stock is then convertible. For purposes of this Section 1, unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than (i) repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares (ii) repurchases pursuant to the Investors Rights Agreement, dated as of May 23, 2000, by and among the Corporation and holders of its capital stock, and (iii) redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP.

              a. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Class A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Class A Preferred Stock, but before any payment shall be made to the holders of Common Stock or any other class or series of stock ranking on liquidation junior to the Class A Preferred Stock by reason of their ownership thereof, an amount equal to $4.45 per share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting such shares), plus any dividends declared but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Class A Preferred Stock, Class B Preferred Stock and any class or series of stock ranking on liquidation on a parity with the Class A

                                      -3-

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Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

              b. After the payment of all preferential amounts required to be paid to the holders of Preferred Stock that is senior to Class A Preferred Stock, the Class A Preferred Stock and Preferred Stock that is on a parity with Class A Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock and any other class of stock then outstanding that ranks junior to Class A Preferred Stock upon liquidation shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

         3. VOTING. The Class A Preferred Stock shall not be entitled to any voting rights.

         4. OPTIONAL CONVERSION. The holders of the Class A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

              a. RIGHT TO CONVERT. Each share of Class A Preferred Stock shall be convertible, at the option of the holder thereof, at any time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $5.00 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $5.00. Such initial Conversion Price, and the rate at which shares of Class A Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

         In the event of a liquidation of the Corporation, the Conversion Rights shall terminate at the close of business on the day immediately preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Class A Preferred Stock.

              b. FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Class A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price.

              c. MECHANICS OF CONVERSION.

                   (i) In order for a holder of Class A Preferred Stock to convert shares of Class A Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Class A Preferred Stock, at the office of the transfer agent for the Class A Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Class A Preferred Stock represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the

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Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) shall be the conversion date ("Conversion Date"). The Corporation shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder of Class A Preferred Stock, or to his or its nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled, together with cash in lieu of any fraction of a share.

                   (ii) The Corporation shall at all times when the Class A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock for the purpose of effecting the conversion of the Class A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class A Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Class A Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

                   (iii) Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared but unpaid dividends on the Class A Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

                   (iv) All shares of Class A Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and payment of any dividends declared but unpaid thereon. Any shares of Class A Preferred Stock so converted shall be retired and cancelled and shall not be reissued, and the Corporation (without the need for stockholder action) may from time to time take such appropriate action as may be necessary to reduce the authorized Class A Preferred Stock accordingly.

                   (v) The Corporation shall pay any and all issue and other taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Class A Preferred Stock pursuant to this Section C.4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Class A Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of

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any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

              d. ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time after the original date of issuance of the Class A Preferred Stock effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time after the original date of issuance of the Class A Preferred Stock combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

              e. ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time, after the original date of issuance of the Class A Preferred Stock, shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Class A Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Class A Preferred Stock then in effect by a fraction:

                   (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                   (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; PROVIDED, HOWEVER, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Class A Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Class A Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and PROVIDED FURTHER, HOWEVER, that no such adjustment shall be made if the holders of Class A Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Class A Preferred Stock had been converted into Common Stock on the date of such event.

              f. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time after the original date of issuance of the Class A Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in securities of the Corporation, other than shares of Common Stock, then and in each such event provision

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shall be made so that the holders of the Class A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Class A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Class A Preferred Stock; PROVIDED, HOWEVER, that no such adjustment shall be made if the holders of Class A Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Class A Preferred Stock had been converted into Common Stock on the date of such event.

              g. ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Class A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such shares of Class A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Class A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

              h. ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation, each share of Class A Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Class A Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section C.4. set forth with respect to the rights and interest thereafter of the holders of the Class A Preferred Stock, to the end that the provisions set forth in this Section C.4. (including provisions with respect to changes in and other adjustments of the Conversion Price) shall hereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class A Preferred Stock.

              i. NO IMPAIRMENT. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section C.4. and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Class A Preferred Stock against impairment.

              j. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section C.4., the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Class A Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Class A Preferred Stock.

              k. NOTICE OF RECORD DATE. In the event:

                   (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                   (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                   (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                   (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Class A Preferred Stock, and shall cause to be mailed to the holders of the Class A Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                        (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                        (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5. MANDATORY CONVERSION. All shares of Class A Preferred Stock shall convert into shares of Common Stock in accordance with the provisions of this Section C.5.:

              a. MANDATORY CONVERSION DATE. The "Class A Mandatory Conversion Date" shall occur upon the earliest to occur of (i) the closing of the sale of shares of Common Stock in a public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), (ii) the resolution of a majority of the Board of Directors of the Corporation to effect a conversion of the Class A Preferred Stock, or
(iii) the automatic conversion of the Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock pursuant to Sections F.5., G.5. and H.5. of this Article FOURTH.

              b. CONVERSION. Upon the Class A Mandatory Conversion Date, (i) all outstanding shares of Class A Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and (ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Class A Preferred Stock, and all provisions included under this Section C "Class A Preferred Stock", and all references to the Class A Preferred Stock herein shall be deemed deleted from this Fourth Amended and Restated Certificate of Incorporation and shall be of no further force or effect.

              c. NOTICE. All holders of record of shares of Class A Preferred Stock shall be given prompt written notice of the Mandatory Conversion Date and the place designated for the surrender of the certificates representing of all such shares of Class A Preferred Stock pursuant to this Section C.5. Such notice need not be given in advance of the occurrence of the Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Class A Preferred Stock at such holder's address last shown on the records of the transfer agent for the Class A Preferred Stock (or the records of the Corporation if it serves as its own Transfer agent). Upon receipt of such notice, each holder of shares of Class A Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section C.5. On the Class A Mandatory Conversion Date, all rights with respect to the Class A Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except for the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Class A Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon, which rights shall continue. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after the Class A Mandatory Conversion Date and the surrender of the certificate or certificates for Class A Preferred Stock, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Section C.4.(b), below, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

              d. CERTIFICATES. All certificates evidencing shares of Class A Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Class A Mandatory Conversion Date, be deemed to have been retired and cancelled and the shares of Class A Preferred Stock represented thereby converted into Common Stock for all purposes notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Class A Preferred Stock accordingly.

         6. STATUS OF REACQUIRED SHARES. Shares of Class A Preferred Stock that have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Class A Preferred Stock issuable in series undesignated as to class and may be redesignated and reissued.

         7. EXCLUSION OF OTHER RIGHTS. Except as may otherwise be required by law or provided by contract, the shares of Class A Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Fourth Amended and Restated Certificate of Incorporation.

         8. IDENTICAL RIGHTS. Each share of the Class A Preferred Stock shall have the same relative rights and preferences as, and shall be identical in all respects with, all other shares of the Class A Preferred Stock.

         9. CERTIFICATES. So long as any shares of the Class A Preferred Stock are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement that the Corporation shall furnish without charge to each shareholder who so requests, a full statement of the designation and relative rights, preferences and limitations of each class of stock or series thereof that the Corporation is authorized to issue and of the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of each series.

         10. RANK. The Class A Preferred Stock shall rank senior to the Common Stock, pari passu with the Class B Preferred Stock and Class C Preferred Stock and junior to the Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock in right as to dividends and upon liquidation, dissolution or winding up of the Company.

D.       CLASS B PREFERRED STOCK.

         The Class B Preferred Stock shall have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

         1. DIVIDENDS. The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock unless the Corporation simultaneously declares or pays to the holders of the Class B Preferred Stock then outstanding a distribution on each outstanding share of Class B Preferred Stock in an amount equal to the product of (i) the per share amount, if any, of the dividends or other distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Class B Preferred Stock is then convertible. For purposes of this Section D.1., unless the context requires otherwise, "distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than (i) repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares (ii) repurchases pursuant to the Investors Rights Agreement, dated as of May 23, 2000, by and among the Corporation and holders of its capital stock, and (iii) redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP.

              a. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Class B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to any holders of Preferred Stock ranking on liquidation prior and in preference to the Class B Preferred Stock, but before any payment shall be made to holders of any Common Stock and any other class of stock that ranks junior to Class B Preferred Stock upon liquidation by reason of their ownership thereof, an amount equal to the liquidation distribution that would be paid to the holder of the Class B Preferred Stock on the Class B Preferred Stock held by such holder if the Class A Preferred Stock, Class B Preferred Stock and Class C Preferred Stock had been converted into Common Stock prior to the liquidation. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class B Preferred Stock the full amount to which they shall be entitled, the holders of shares of the Preferred Stock that is on a parity with Class B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

              b. After the payment of all preferential amounts required to be paid to the holders of Preferred Stock ranking on liquidation prior and in preference to the Class B Preferred Stock, the Class B Preferred Stock and Preferred Stock that is on a parity with Class B Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock and any other class of stock that ranks junior to Class B Preferred Stock upon liquidation then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

         3. VOTING. Each holder of outstanding shares of Class B Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Class B Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section
D.4. hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, holders of Class B Preferred Stock shall vote together with the holders of Common Stock (and with any other class of the Corporation's preferred stock similarly voting) as a single class.

         4. CONVERSION. All shares of Class B Preferred Stock shall convert into shares of Common Stock in accordance with the provisions of this Section D.4.:

              a. MANDATORY CONVERSION DATE. The "Class B Mandatory Conversion Date" shall occur upon the earliest to occur of: (i) the closing of the sale of shares of Common Stock, in a public offering pursuant to an effective registration statement under the Securities Act, (ii) the resolution of a majority of the Board of Directors of the Corporation to effect a conversion of the Class B Preferred Stock, (iii) the conversion of all of the outstanding Class A Preferred Stock into Common Stock pursuant to Section C.4, Section C.5 of this Article Fourth, or (iv) the automatic conversion of the Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock pursuant to Sections F.5., G.5. and H.5. of this Article FOURTH.

              b. CONVERSION. Upon the Class B Mandatory Conversion Date, (i) all outstanding shares of Class B Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and (ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Class B Preferred Stock, and all provisions included under this Section C "Class B Preferred Stock", and all references to the Class B Preferred Stock herein, shall be deemed deleted from this Fourth Amended and Restated Certificate of Incorporation and shall be of no further force or effect.

              c. NOTICE. All holders of record of shares of Class B Preferred Stock shall be given prompt written notice of the Class B Mandatory Conversion Date and the place designated for the surrender of the certificates representing of all such shares of Class B Preferred Stock pursuant to this Section D.4. Such notice need not be given in advance of the occurrence of the Class B Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Class B

Preferred Stock at such holder's address last shown on the records of the transfer agent for the Class B Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Class B Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section D.4. On the Class B Mandatory Conversion Date, all rights with respect to the Class B Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except for the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Class B Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon, which rights shall continue. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after each holder's surrender of the certificate or certificates for Class B Preferred Stock of such holder, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Subsection D.4.(e), below, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

              d. CERTIFICATES. All certificates evidencing shares of Class B Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Class B Mandatory Conversion Date, be deemed to have been retired and canceled and the shares of Class B Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Class B Preferred Stock accordingly.

              e. CONVERSION PRICE. On the Mandatory Conversion Date, each share of Class B Preferred Stock shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $5.00 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $5.00. Such initial Conversion Price, and the rate at which shares of Class B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

              f. FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of the Class B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared but unpaid dividends on the Class B Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

              g. RESERVATION OF SHARES. The Corporation shall at all times when the Class B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Class B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class B Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Class B Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

              h. ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time after the original date of issuance of the Class B Preferred Stock effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time after the original date of issuance of the Class B Preferred Stock combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

              i. ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time after the original date of issuance of the Class B Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Class B Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Class B Preferred Stock then in effect by a fraction:

                   (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                   (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; PROVIDED, HOWEVER, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Class B Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Class B Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and PROVIDED FURTHER, HOWEVER, that no such adjustment shall be made if the holders of Class B Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Class B Preferred Stock had been converted into Common Stock on the date of such event.

              j. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time after the original date of issuance of the Class B Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Class B Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Class B Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Class B Preferred Stock; PROVIDED, HOWEVER, that no such adjustment shall be made if the holders of Class B Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Class B Preferred Stock had been converted into Common Stock on the date of such event.

              k. ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Class B Preferred Stock shall be changed into the same or a different number of shares of any class or classes of Stock whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Class B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Class B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

              l. ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation, each share of Class B Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Class B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section D.4. set forth with respect to the rights and interest thereafter of the holders of the Class B Preferred Stock, to the end that the provisions set forth in this Section D.4. (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class B Preferred Stock.

              m. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section D.4., the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Class B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Class B Preferred Stock.

              n. NOTICE OF RECORD DATE. In the event:

                   (i) the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                   (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                   (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                   (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Class B Preferred Stock, and shall cause to be mailed to the holders of the Class B Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                        (A) the record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                        (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5. STATUS OF REACQUIRED SHARES. Shares of Class B Preferred Stock that have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Class B Preferred Stock issuable in series undesignated as to class and may be redesignated and reissued.

         6. EXCLUSION OF OTHER RIGHTS. Except as may otherwise be required by law or provided by contract, the shares of Class B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Fourth Amended and Restated Certificate of Incorporation.

         7. IDENTICAL RIGHTS. Each share of the Class B Preferred Stock shall have the same relative rights and preferences as, and shall be identical in all respects with, all other shares of the Class B Preferred Stock.

         8. CERTIFICATES. So long as any shares of the Class B Preferred Stock are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement that the Corporation shall furnish without charge to each shareholder who so requests, a full statement of the designation and relative rights, preferences and limitations of each class of stock or series thereof that the Corporation is authorized to issue and of the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of each series.

         9. RANK. The Class B Preferred Stock shall rank senior to the Common Stock, pari passu with the Class A Preferred Stock and Class C Preferred Stock and junior to the Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock in right as to dividends and upon liquidating dissolution or winding up of the Company.

E.       CLASS C PREFERRED STOCK.

         The Class C Preferred Stock shall have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

         1. DIVIDENDS. The Corporation shall not declare or pay any distributions (as defined below) on shares of Common Stock unless the Corporation simultaneously declares or pays to the holders of the Class C Preferred Stock then outstanding a distribution on each outstanding share of Class C Preferred Stock in an amount equal to the product of (i) the per share amount, if any, of the dividends or other distributions to be declared, paid or set aside for the Common Stock, multiplied by (ii) the number of whole shares of Common Stock into which such share of Class C Preferred Stock is then convertible. For purposes of this Section E.1., unless the context requires otherwise,

"distribution" shall mean the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation, or the purchase or redemption of shares of the Corporation (other than (i) repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares (ii) repurchases pursuant to the Investors Rights Agreement, dated as of May 23, 2000, by and among the Corporation and holders of its capital stock, and (iii) redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer, purchase or redemption by a subsidiary of this Corporation.

         2. LIQUIDATION, DISSOLUTION OR WINDING UP.

              a. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Class C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any Preferred Stock ranking on liquidation prior and in preference to the Class C Preferred Stock, but before any payment shall be made to the holders of any Common Stock and any other class of stock that ranks junior to Class C Preferred Stock upon liquidation by reason of their ownership thereof, an amount equal to the liquidation distribution that would be paid to the holder of the Class C Preferred Stock on the Class C Preferred Stock and any Common Stock held by such holder if the Class C Preferred Stock had been converted into Common Stock prior to the liquidation and any Common Stock that was issued or is issuable by stock grant or upon exercise of stock options granted by the Corporation to any present or former employee, director or consultant is treated as not outstanding for purposes of determining the amount of such distribution. If upon any such liquidation, dissolution or winding up of the Corporation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class C Preferred Stock the full amount to which they shall be entitled, the holders of shares of the Preferred Stock that is on parity with Class C Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

              b. After the payment of all preferential amounts required to be paid to the holders of Preferred Stock ranking on liquidation prior and in preference to the Class C Preferred Stock, the Class C Preferred Stock and Preferred Stock that is on a parity with Class C Preferred Stock, upon the dissolution, liquidation or winding up of the Corporation, the holders of shares of Common Stock and any other class of stock that ranks junior to Class C Preferred Stock upon liquidation then outstanding shall be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders.

         3. VOTING. Each holder of outstanding shares of Class C Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Class C Preferred Stock held by such holder are then convertible (as adjusted from time to time pursuant to Section
E.4. hereof), at each meeting of stockholders of the Corporation (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Corporation for their action or consideration. Except as provided by law, holders of Class C Preferred Stock shall vote together with the holders of Common Stock (and with any other class of the Corporation's preferred stock similarly voting) as a single class.

         4. CONVERSION. All shares of Class C Preferred Stock shall convert into shares of Common Stock in accordance with the provisions of this Section E.4.:

              a. MANDATORY CONVERSION DATE. The "Class C Mandatory Conversion Date" shall occur upon the earliest to occur of: (i) the closing of the sale of shares of Common Stock, in a public offering pursuant to an effective registration statement under the Securities Act, (ii) the resolution of a majority of the Board of Directors of the Corporation to effect a conversion of the Class B Preferred Stock or Class C Preferred Stock, (iii) the conversion of all of the outstanding Class A Preferred Stock into Common Stock pursuant to Section C.4 or Section C.5 of this Article Fourth, or (iv) the automatic conversion of the Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock pursuant to Sections F.5., G.5. and H.5. of this Article FOURTH.

              b. CONVERSION. Upon the Class C Mandatory Conversion Date, (i) all outstanding shares of Class B Preferred Stock shall automatically be converted into shares of Common Stock, at the then effective conversion rate and (ii) the number of authorized shares of Preferred Stock shall be automatically reduced by the number of shares of Preferred Stock that had been designated as Class C Preferred Stock, and all provisions included under this Section C "Class C Preferred Stock", and all references to the Class C Preferred Stock herein, shall be deemed deleted from this Fourth Amended and Restated Certificate of Incorporation and shall be of no further force or effect.

              c. NOTICE. All holders of record of shares of Class C Preferred Stock shall be given prompt written notice of the Class C Mandatory Conversion Date and the place designated for the surrender of the certificates representing of all such shares of Class C Preferred Stock pursuant to this Section E.4. Such notice need not be given in advance of the occurrence of the Class C Mandatory Conversion Date. Such notice shall be sent by first class or registered mail, postage prepaid, to each record holder of Class C Preferred Stock at such holder's address last shown on the records of the transfer agent for the Class C Preferred Stock (or the records of the Corporation, if it serves as its own transfer agent). Upon receipt of such notice, each holder of shares of Class C Preferred Stock shall surrender his or its certificate or certificates for all such shares to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section E.4. On the Class C Mandatory Conversion Date, all rights with respect to the Class C Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock) will terminate, except for the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Class C Preferred Stock has been converted, and payment of any declared but unpaid dividends thereon, which rights shall continue. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his or its attorney duly authorized in writing. As soon as practicable after each holder's surrender of the certificate or certificates for Class C Preferred Stock of such holder, the Corporation shall cause to be issued and delivered to such holder, or on his or its written order, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof and cash as provided in Section E.4.(e), below, in respect of any fraction of a share of Common Stock otherwise issuable upon such conversion.

              d. CERTIFICATES. All certificates evidencing shares of Class C Preferred Stock which are required to be surrendered for conversion in accordance with the provisions hereof shall, from and after the Class C Mandatory Conversion Date, be deemed to have been retired and canceled and the shares of Class C Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates on or prior to such date. The Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized Class C Preferred Stock accordingly.

              e. CONVERSION PRICE. On the Class C Mandatory Conversion Date, each share of Class C Preferred Stock shall be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $5.00 by the Conversion Price (as defined below) in effect at the time of conversion. The "Conversion Price" shall initially be $5.00. Such initial Conversion Price, and the rate at which shares of Class C Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

              f. FRACTIONAL Shares. No fractional shares of Common Stock shall be issued upon conversion of the Class C Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Upon any such conversion, no adjustment to the Conversion Price shall be made for any declared but unpaid dividends on the Class C Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

              g. RESERVATION OF SHARES. The Corporation shall at all times when the Class C Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Class C Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Class C Preferred Stock. Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Class C Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Conversion Price.

              h. ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Corporation shall at any time after the original date of issuance of the Class C Preferred Stock effect a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased. If the Corporation shall at any time after Class C Preferred Stock combine the outstanding shares of Common Stock, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

              i. ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time after the original date of issuance of the Class C Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price for the Class C Preferred Stock then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Conversion Price for the Class C Preferred Stock then in effect by a fraction:

                   (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                   (ii) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; PROVIDED, HOWEVER, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price for the Class C Preferred Stock shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price for the Class C Preferred Stock shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions; and PROVIDED FURTHER, HOWEVER, that no such adjustment shall be made if the holders of Class C Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Class C Preferred Stock had been converted into Common Stock on the date of such event.

              j. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Corporation at any time after the original date of issuance of the Class C Preferred Stock shall make or issue, or fix a record date for the determination of holders of Common

Stock entitled to receive a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of the Class C Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had the Class C Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including, the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this paragraph with respect to the rights of the holders of the Class C Preferred Stock; and PROVIDED, HOWEVER, that no such adjustment shall be made if the holders of Class C Preferred Stock simultaneously receive a dividend or other distribution of such securities in an amount equal to the amount of such securities as they would have received if all outstanding shares of Class C Preferred Stock had been converted into Common Stock on the date of such event.

              k. ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE, OR SUBSTITUTION. If the Common Stock issuable upon the conversion of the Class C Preferred Stock shall be changed into the same or a different number of shares of any class or classes of Stock whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each such share of Class C Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Class C Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

              l. ADJUSTMENT FOR MERGER OR REORGANIZATION, ETC. In case of any consolidation or merger of the Corporation with or into another corporation or the sale of all or substantially all of the assets of the Corporation to another corporation, each share of Class C Preferred Stock shall thereafter be convertible (or shall be converted into a security which shall be convertible) into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Class C Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section E.4. set forth with respect to the rights and interest thereafter of the holders of the Class C Preferred Stock, to the end that the provisions set forth in this Section E.4. (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Class B Preferred Stock.

              m. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section E.4., the

Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Class C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Class C Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price then in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Class C Preferred Stock.

              n. NOTICE OF RECORD DATE. In the event:

                   (i) that the Corporation declares a dividend (or any other distribution) on its Common Stock payable in Common Stock or other securities of the Corporation;

                   (ii) that the Corporation subdivides or combines its outstanding shares of Common Stock;

                   (iii) of any reclassification of the Common Stock of the Corporation (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Corporation into or with another corporation, or of the sale of all or substantially all of the assets of the Corporation; or

                   (iv) of the involuntary or voluntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall cause to be filed at its principal office or at the office of the transfer agent of the Class C Preferred Stock, and shall cause to be mailed to the holders of the Class C Preferred Stock at their last addresses as shown on the records of the Corporation or such transfer agent, at least ten days prior to the date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

                        (A) record date of such dividend, distribution, subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

                        (B) the date on which such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution or winding up.

         5. STATUS OF REACQUIRED SHARES. Shares of Class C Preferred Stock that have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Class C Preferred Stock issuable in series undesignated as to class and may be redesignated and reissued.

         6. EXCLUSION OF OTHER RIGHTS. Except as may otherwise be required by law or provided by contract, the shares of Class C Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Fourth Amended and Restated Certificate of Incorporation.

         7. IDENTICAL RIGHTS. Each share of the Class C Preferred Stock shall have the same relative rights and preferences as, and shall be identical in all respects with, all other shares of the Class C Preferred Stock.

         8. CERTIFICATES. So long as any shares of the Class C Preferred Stock are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement that the Corporation shall furnish without charge to each shareholder who so requests, a full statement of the designation and relative rights, preferences and limitations of each class of stock or series thereof that the Corporation is authorized to issue and of the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of each series.

         9. RANK. The Class C Preferred Stock shall rank senior to the Common Stock, pari passu with the Class A Preferred Stock and Class B Preferred Stock and junior to the Class D Preferred Stock, Class E Preferred Stock and Class F Preferred Stock in right as to dividends and upon liquidating dissolution or winding up of the Company.

F.       CLASS D PREFERRED STOCK.

         The Class D Preferred Stock shall have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

         1. CLASS D STATED VALUE: CLASS D DATE OF ISSUE. The Class D Preferred Stock shall have a stated value of $2.50 per share (the "Class D Stated Value'). The date a share of Class D Preferred Stock is issued is referred to herein as its "Class D Date of Issue," and the date the first share of Class D Preferred Stock is issued is referred to herein as the "Original Class D Date of Issue."

         2. DIVIDENDS.

              a. The holders of shares of Class D Preferred Stock shall be entitled to receive with respect to each share, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, cumulative dividends at an annual rate, based on a year of 360 days consisting of 12 thirty-day months, equal to 12.5% prior to May 23, 2000 and 6% on and after May 23, 2000 applied to the amount of the Class D Stated Value per share of Class D Preferred Stock. Such dividends shall be payable in respect of each share of Class D Preferred Stock quarterly, in arrears, on the last day of March, June, September and December in each year (each a "Class D Dividend Payment Date"), commencing on the first such date to occur which is at least thirty days after its Class D Date of Issue. The dividend payable on the first Class D Dividend Payment Date shall be calculated and based on the period from the Class D Date of Issue through such Class D Dividend Payment Date. Each period commencing on the later of the Class D Date of Issue of a share of the Class D Preferred Stock or the first day after the last preceding Class D Dividend Payment Date and ending on the next Class D Dividend Payment Date or, in the case of a final dividend, the effective date of a liquidating distribution, conversion of such shares of Class D Preferred Stock into Common Stock or redemption of such shares of Class D Preferred Stock is referred to herein as a "Class D Dividend Period." If the date fixed for payment of a final liquidating distribution on any shares of Class D Preferred Stock, the date on which any shares of Class D Preferred Stock are converted into Common Stock or the date on which any shares of Class D Preferred Stock are redeemed does not coincide with a Class D Dividend Payment Date, then subject to the provisions hereof relating to such liquidating distribution, conversion or redemption, the final Class D Dividend Period applicable to such shares shall be the period from the last Class D Dividend Payment Date prior to the date such liquidating distribution, conversion or redemption occurs through the effective date of such liquidating distribution, conversion or redemption. Notwithstanding any other provision herein, no dividend shall be payable on the Class D Preferred Stock after May 23, 2000 without the prior approval of the Board of Directors of the Corporation. Dividends paid pursuant to this Section F.2 shall be paid on a pari passu basis with dividends paid pursuant to Section G.2 and H. 2 herein.

              b. Dividends accrued under Section 2.a above on each share of Class D Preferred Stock after May 23, 2000 may be paid only in cash.

              c. If full dividends on all outstanding shares of Class D Preferred Stock at the rates per share set out in this Section F.2 have not been declared and paid or irrevocably set aside in trust for payment for the then current Class D Dividend Period and all prior Class D Dividend Periods, the Corporation shall not (i) declare or pay or set aside for payment any dividends or make any other distribution or payments on the Common Stock, the Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, or any other securities of the Corporation ranking junior to shares of Class D Preferred Stock with respect to the payment of dividends or upon liquidation (the "Class D Junior Stock") or (ii) make any payment on account of the purchase, redemption or other retirement of, or pay or make available any money for a sinking fund for the redemption of, any Class D Junior Stock. No dividends shall be declared or paid or set aside for payment and no other distribution or payment shall be made with regard to any Class D Junior Stock, unless full dividends have been declared and paid or irrevocably set aside for payment with regard to the Class D Preferred Stock for the then current Class D Dividend Period and at least three prior consecutive Class D Dividend Periods. For purposes of this Section F.2.(c), unless the context requires otherwise, "distribution" means the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation or the purchase or redemption of shares of capital stock of the Corporation (other than (i) repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares (ii) repurchases pursuant to the Investors Rights Agreement, dated as of May 23, 2000, by and among the Corporation and holders of its capital stock, and (iii) redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer purchase or redemption by a subsidiary of this Corporation.

         3. LIQUIDATION, DISSOLUTION OR WINDING UP.

              a. In the event of any voluntary or involuntary liquidation, dissolution or winding up (collectively, a "Liquidation") of the Corporation, holders of shares of Class D Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, but after and subject to the payment in full of all amounts required to be distributed to the holders of Class F Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Class D Preferred Stock, including any class of Preferred Stock subsequently created by the Board of Directors and designated as ranking in preference to the Class D Preferred Stock (collectively referred to as "Class D Senior Preferred Stock"), but before any payment shall be made to the holders of Class D Junior Stock by reason of their ownership thereof, an amount per share of Class D Preferred Stock equal to the sum of its Class D Stated Value, plus the amount per share of the cumulative dividends accrued but unpaid thereon through the date of such Liquidation. If upon any such Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class D Preferred Stock the full amount to which they shall be entitled, the holders of shares of Class D Preferred Stock and any class or series of stock ranking in liquidation on parity with the Class D Preferred Stock (the "Class D Parity Preferred Stock") shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

              b. After the payment of all preferential amounts required to be paid to the holders of Class D Senior Preferred Stock, Class D Preferred Stock and Class D Parity Preferred Stock, upon dissolution, liquidation or winding up of the Corporation, the holders of Class D Junior Stock then outstanding shall, be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders pursuant to Sections C.2, D.2 and
E.2 of this Article FOURTH.

         4. VOTING RIGHTS. Holders of Class D Preferred Stock shall have the following voting rights in addition to any voting rights provided by the General Corporation Law of the State of Delaware:

              a. CERTAIN AMENDMENTS. Holders of Class D Preferred Stock shall have the right to vote on any amendment to this Restated Certificate of Incorporation that will affect the rights of the holders of Class D Preferred Stock in any way, and the affirmative vote of not less than two-thirds of the votes entitled to be cast by holders of Class D Preferred Stock, voting as a single class, on any such matter shall be required for approval of such amendment.

              b. GENERAL MATTERS. Except as to the matters specified in Section F.4.a and any other matters as to which holders of Class D Preferred Stock have the right to vote separately as a class under the General Corporation Law of the State of Delaware or otherwise, holders of Class D Preferred Stock shall have the right to vote on any matter as to which holders of the Common Stock have the right to vote. With regard to any such matter, holders of Class D Preferred Stock shall vote together with holders of the Common Stock (and with any other class of the Corporation's preferred stock similarly voting) as a single class.

              c. NUMBER OF VOTES. With respect to any of the matters specified in this Section F.4., each holder of Class D Preferred Stock shall be entitled to cast a number of votes equal to the number of whole shares of Common Stock into which the shares of Class D Preferred Stock held by such holder could be converted pursuant to the provisions of Section F.5. hereof as of the record date for the determination of the stockholders entitled to vote on such matter or, if no such record date is established, the date such vote is taken or written consent of stockholders is solicited.

         5. CONVERSION. The outstanding shares of Class D Preferred Stock shall be convertible into shares of Common Stock as follows:

              a. AUTOMATIC CONVERSION.

                   (i) Each share of Class D Preferred Stock automatically shall be converted into validly authorized and issued, fully paid and nonassessable shares of Common Stock, as provided herein, immediately prior to the consummation of a Change in Control or a Qualified Public Offering (as each term is defined below). As used in this Section F.5, a "Change in Control" shall mean the occurrence after the Original Class D Date of Issue of any of the following:
(x) the acquisition of voting securities (other than upon the conversion of any class of Preferred Stock) of the Corporation in a single transaction or series of related transactions by any person or group of persons that results in such person or group, together with its affiliates, becoming, directly or indirectly, the beneficial owner of in excess of 50% of the outstanding voting securities of the Corporation; (y) a merger or consolidation of the Corporation with any other corporation or legal entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities (or Preferred Stock convertible into voting securities) of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) in excess of 50% of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or
(z) the sale or disposition of all or substantially all of the Corporation's assets in a single transaction or series of related transactions other than in a transaction in which holders of the voting securities of the Corporation immediately prior to such transaction receive voting securities of the acquiror of such assets or its affiliate, that represent in excess of 50% of the voting securities of such entity after consummation of such transaction. As used in this Restated Certificate, "Qualified Public Offering" shall mean an underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, that (x) results in the

Corporation receiving at least $30 million in gross proceeds and (y) that is made at an initial offering price per share that reflects a market capitalization value prior to such offering of at least $200 million for the Corporation.

                   (ii) Immediately prior to the consummation of a Change in Control, the outstanding shares of Class D Preferred Stock shall be converted into shares of Common Stock automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Class D Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder thereof notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Class D Preferred Stock, the holders of Class D Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for Class D Preferred Stock or Common Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the Shares of Class D Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, and the Corporation promptly shall pay all declared but unpaid dividends calculated through the effective date of conversion on the shares of Class D Preferred Stock converted.

              b. OPTIONAL CONVERSION. Each share of Class D Preferred Stock shall be convertible, at any time, at the option of the holder thereof, into validly authorized and issued, fully paid and nonassessable shares of Common Stock as provided herein.

              c. CLASS D CONVERSION PRICE. Each share of Class D Preferred Stock shall be convertible in accordance with Section F.5.(a) or F.5.(b) above into the number of shares of Common Stock which results from dividing the Class D Stated Value for such share by the Class D Conversion Price for such share that is in effect at the time of conversion computed as provided herein (the "Class D Conversion Price"). The initial Class D Conversion Price for this Class shall be the Class D Stated Value. The Class D Conversion Price shall be subject to adjustment from time to time as provided in this Section F.5.

              d. ADJUSTMENT FOR STOCK SPLITS, AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Original Class D Date of Issue of the Class D Preferred Stock effect a stock split or subdivision of the outstanding Common Stock, the Class D Conversion Price for the Class D Preferred Stock in effect immediately before that subdivision shall be proportionately decreased, and, conversely, if the Corporation shall at any time or from time to time after the Original Class D Date of Issue of the Class D Preferred Stock combine the outstanding shares of Common Stock into a smaller number of shares, the Class D Conversion Price for the Class D Preferred

Stock in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section F.5.(d) shall become effective at the close of business on the date the stock split, subdivision or combination becomes effective.

              e. ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Corporation at any time or from time to time after the Class D Date of Issue of the Class D Preferred Stock issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, in each such event the Class D Conversion Price for the Class D Preferred Stock that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Class D Conversion Price then in effect by a fraction:

                   (i) numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                   (ii) the denominator of which is the sum f the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; PROVIDED, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Class D Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Class D Conversion Price shall be adjusted pursuant to this Section F.5.(e) to reflect the actual payment of such dividend or distribution.

              f. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. If the Corporation at any time or from time to time after the Original Class D Date of Issue of the Class D Preferred Stock issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock or other property, in each such event provision shall be made so that the holders of the Class D Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock, receivable thereupon, the amount of securities of the Corporation or other property which they would have received had their Class D Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including, the conversion date, retained such securities or other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section F.5. with respect to the rights of the holders of the Class D Preferred Stock or with respect to such other securities or other property by their terms. As used herein, the term "other property" does not include cash.

              g. ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Original Class D Date of Issue of the Class D Preferred Stock, the Common Stock issuable upon the conversion of the Class D

Preferred Stock is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event each holder of Class D Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Class D Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

              h. REORGANIZATIONS. If at any time or from time to time after the Original Class D Date of Issue of the Class D Preferred Stock there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 5), as a part of such capital reorganization provision shall be made so that the holders of Class D Preferred Stock shall thereafter be entitled to receive upon conversion of the Class D Preferred Stock the number of shares of stock or other securities or property of the company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Class D Preferred Stock after such capital reorganization to the end that the provisions of this Section 5 (including adjustment of the Class D Conversion Price then in effect and the number of shares issuable upon conversion of the Class D Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

              i. SALE OF SHARES BELOW CLASS D CONVERSION PRICE.

                   (i) If at any time or from time to time after the Original Class D Date of Issue of the Class D Preferred Stock, the Corporation issues or sells, or is deemed by the provisions of clause (iii) of this Section 5(i) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than a subdivision or combination of shares of Common Stock or as a dividend or other distribution of Common Stock as provided for elsewhere in this Section 5, for an Effective Price (as hereinafter defined) less than the then effective Class D Conversion Price for the Class D Preferred Stock, then and in each such case the then existing Class D Conversion Price for the Class D Preferred Stock shall be reduced as of the close of business on the date of such issue or sale to a price equal to a fraction (A) the numerator of which shall be (1) the number of shares of Common Stock Equivalents Outstanding (as hereinafter defined) immediately preceding such issue or sale multiplied by the then existing applicable Class D Conversion Price, plus (2) the Aggregate Consideration Received (as hereinafter defined) by the Corporation for the total number of Additional Shares of Common Stock so issued or sold, and (B) the denominator of which shall be (1) the number of shares of

Common Stock Equivalents Outstanding immediately preceding such issue or sale plus (2) the number of Additional Shares of Common Stock so issued or sold.

                   (ii) For the purpose of making any adjustment required under this Section F.5.:

                        (A) "ADDITIONAL SHARES OF COMMON STOCK" means all shares of Common Stock or Convertible Securities issued by the Corporation, whether or not subsequently reacquired or retired by the Corporation, other than Management Common Stock (as defined below) to the extent such Management Common Stock constitutes no more than 10% of the total outstanding Common Stock or Common Stock issued upon the exercise or conversion of Convertible Securities or the issuance of Common Stock or Convertible Securities to persons or entities with which the Company has business relationships provided such issuances are for other than primarily equity financing purposes and provided that at the time of any such issuance, the aggregate of such issuance and similar issuances in the preceding twelve-month period do not exceed 2% of the then outstanding Common Stock of the Company (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) or such issuance is expressly approved by a majority of the directors who are affiliates of the holders of Class D Preferred Stock on the Company's Board of Directors. The 10% limitation on Management Common Stock set forth in the immediately preceding sentence shall apply only during periods prior to any Qualified Public Offering.

                        (B) "AGGREGATE CONSIDERATION RECEIVED" by the Corporation for any issue or sale of securities shall (1) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale and without deduction of any expenses payable by the Corporation, (2) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors of the Corporation, and (3) if Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors of the Corporation to be allocable to such Additional Shares of Common Stock or Convertible Securities.

                        (C) "COMMON STOCK EQUIVALENTS OUTSTANDING" means all shares of Common Stock that are outstanding plus all shares of Common Stock issuable upon a conversion of Class D Preferred Stock or other Convertible Securities.

                        (D) "CONVERTIBLE SECURITIES" means stock or other securities (including but not limited to options, warrants and other rights) of the Corporation exchangable for or convertible into shares of Common Stock.

                        (E) "EFFECTIVE PRICE" of Additional Shares of Common Stock means the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section F.5.(ii), into the Aggregate Consideration Received, or deemed to have been received by the Corporation for such issue under this Section F.5.(ii), for such Additional Shares of Common Stock.

                        (F) "MANAGEMENT COMMON STOCK" means all shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section F.5.(ii), to employees, officers, directors, consultants or advisers of the Corporation or any of its subsidiaries pursuant to any stock purchase plan, stock option plan, stock bonus plan or other plan or agreement approved by the Board of Directors of the Corporation.

                   (iii) For the purpose of making any adjustment to the Class D Conversion Price of the Class D Preferred Stock required under this Section F.5., if the Corporation issues or sells any Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon conversion of the Convertible Securities is less than the Class D Conversion Price then in effect for the Class D Preferred Stock, the Corporation shall be deemed to have issued at the time of the issuance of such Convertible Securities that number of Additional Shares of Common Stock equal to the maximum number of shares of Common Stock issuable upon conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such Convertible Securities, plus the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that:

                        (A) if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

                        (B) if the minimum amount of consideration payable to the Corporation upon the conversion of Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced;

                        (C) if the minimum amount of consideration payable to the Corporation upon the conversion of Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the conversion of Convertible Securities; and

                        (D) no further adjustment of the Class D Conversion Price, adjusted or subject to adjustment upon the issuance of such convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the conversion of any such Convertible Securities. If the conversion privilege represented by any such

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


Convertible Securities shall expire without having been exercised, the Class D Conversion Price adjusted upon the issuance of such Convertible Securities shall be readjusted to the Class D Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold on the exercise of such rights of conversion of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration received for issuing or selling the Convertible Securities actually convened, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Class D Preferred Stock.

              j. CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of any Class D Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Class D Preferred Stock, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Class D Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Class D Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

              k. NOTICES OF RECORD DATE. Upon (i) the establishment by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any transfer of all or substantially all the assets of the Corporation to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Class D Preferred Stock at least twenty days prior to the record date specified therein a notice specifying (x) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (y) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (z) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

              l. MECHANICS OF CONVERSION. Each holder of Class D Preferred Stock who desires to convert the same into shares of Common Stock pursuant to
Section 5(b)

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


hereof shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Class D Preferred Stock or Common Stock, or notify the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, and, in either case, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class D Preferred Stock being converted. Thereupon the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay in cash any declared or accrued and unpaid dividends on the shares of Class D Preferred Stock being converted and any cash payable in lieu of fractional shares. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate representing the shares of Class D Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

              m. FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Class D Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product (rounded to the nearest cent) of such fraction multiplied by the Common Stock's per share fair market value as determined in good faith by the Board of Directors of the Corporation as of the date of conversion.

              n. RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class D Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class D Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class D Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

              o. PAYMENT OF TAXES. The Corporation will pay all transfer taxes or charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Class D Preferred Stock, except for any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Class D Preferred Stock so converted were registered.

              p. NO IMPAIRMENT. The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Class D Preferred Stock against dilution or other impairment as provided herein.

         6. REDEMPTION.

              a. At any time on or after December 31, 2004, with the approval of the Class F Holders pursuant to Section H.4.a.v, each holder of shares of Class D Preferred Stock shall have the right, at the option of such holder, to require the Corporation to redeem all or less than all of the shares of Class D Preferred Stock owned by such holder at a price per share equal to the Redemption Price (as defined below). Such holder may exercise its redemption right under this Section F.6. by delivering to the Corporation at its principal offices a written notice (a "Redemption Notice") stating that such holder exercises its redemption rights under this Section F.6. and setting forth the number of shares of Class D Preferred Stock to be redeemed and an account of such holder to which the Redemption Price for such shares shall be paid (the "Class D Holder's Account"). Such Redemption Notice shall be accompanied by either (i) the certificates representing the shares of Class D Preferred Stock to be redeemed or (ii) a statement by such holder to the effect that such certificates have been lost, stolen or destroyed and an agreement of such holder to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall promptly provide to all Class F Holders a copy of any Redemption Notice it receives from a Class D Holder pursuant to this Section F.6.a.

              b. Subject to Section H.6.d herein and G.6.d herein, within five business days after the delivery of the Redemption Notice and the other materials required by Section F.6.a hereof to the Corporation, the Corporation shall pay the Redemption Price for the shares of Class D Preferred Stock so redeemed by wire transfer of immediately available funds to the Class D Holder's Account. In the event that the number of shares of Class D Preferred Stock represented by the certificates delivered to the Corporation under Section F.6.(a) hereof exceeds the number of shares redeemed, the Corporation shall promptly deliver to the holder at such holder's last address appearing on the books and records of the Corporation a certificate representing the number of such shares of Class D Preferred Stock not redeemed.

              c. Such redemption shall be deemed to have been made as of the close of business on the date of the receipt of such Redemption Notice by the Corporation, and the rights of the holder thereof, except for the right to receive the Redemption Price for such redeemed shares as provided in this Section F.6., shall cease and terminate as to such redeemed shares on such date.

              d. Notwithstanding any other provision herein, upon receipt of a copy of any Redemption Notice provided pursuant to Section H.6.a below, any Class D Holder may elect, at any time within the applicable Redemption Notification Period (as defined in Section H.6.a below), to redeem all or a portion of such Class D Holder's shares pursuant to the terms set forth in this Section F.6; provided, that if the funds of the

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


Corporation legally available for redemption of shares of Class D Preferred Stock and the Class F Preferred Stock or Class E Preferred Stock are insufficient to redeem the total number of shares of Class D Preferred Stock and Class F Preferred Stock or Class E Preferred Stock submitted for redemption during the Redemption Notification Period, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares, on a capital contributed basis.

              e. As used herein, "Redemption Price" means the sum of the Class D Stated Value multiplied by the number of shares to be redeemed, plus all accrued but unpaid dividends thereon as of the effective date of such redemption.

              f. If the Corporation for any reason fails to redeem any of the shares of Class D Preferred Stock in accordance with this Section 6 on or prior to the redemption date determined in accordance with this Section 6, then, notwithstanding anything to the contrary contained in this Restated Certificate of Incorporation, the Corporation may not incur any indebtedness for money borrowed (unless the proceeds of such incurrence of indebtedness are used to make all overdue redemptions) or borrow or reborrow any amounts under any lines of credit which it may then have outstanding without the prior written consent of the holders of not less than a majority of the then outstanding shares of Class D Preferred Stock voting as a single class.

              g. If the funds of the Corporation legally available for redemption of shares of Class D Preferred Stock on a redemption are insufficient to redeem the total number of shares of Class D Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares. The shares of Class D Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Class D Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available.

         7. STATUS OF REACQUIRED SHARES. Shares of Class D Preferred Stock that have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Class D Preferred Stock issuable in series undesignated as to class and may be redesignated and reissued.

         8. EXCLUSION OF OTHER RIGHTS. Except as may otherwise be required by law or provided by contract, the shares of Class D Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Fourth Amended and Restated Certificate of Incorporation.

         9. IDENTICAL RIGHTS. Each share of the Class D Preferred Stock shall have the same relative rights and preferences as, and shall be identical in all respects with, all other shares of the Class D Preferred Stock.

         10. CERTIFICATES. So long as any shares of the Class D Preferred Stock are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement that the Corporation shall furnish without charge to each shareholder who so requests, a full statement of the designation and relative rights, preferences and limitations of each class of stock or series thereof that the Corporation is authorized to issue and of the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of each series.

         11. RANK. Except as otherwise provided herein, the Class D Preferred Stock shall rank senior to the Common Stock, Class A Preferred Stock, Class B Preferred Stock and Class C Preferred Stock; pari passu with the Class E Preferred Stock; and junior to the Class F Preferred Stock in right as to dividends, and upon liquidating dissolution or winding up of the Company.

G.       CLASS E PREFERRED STOCK.

         The Class E Preferred Stock shall have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

         1. CLASS E STATED VALUE: CLASS E DATE OF ISSUE. The Class E Preferred Stock shall have a stated value of $3.12 per share (the "Class E Stated Value'). The date a share of Class E Preferred Stock is issued is referred to herein as its "Class E Date of Issue," and the date the first share of Class E Preferred Stock is issued is referred to herein as the "Original Class E Date of Issue."

         2. DIVIDENDS.

              a. The holders of shares of Class E Preferred Stock shall be entitled to receive with respect to each share, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, cumulative dividends at an annual rate, based on a year of 360 days consisting of 12 thirty-day months, equal to 12.5% prior to May 23, 2000 and 6% on and after May 23, 2000 applied to the amount of the Class E Stated Value per share of Class E Preferred Stock. Such dividends shall be payable in respect of each share of Class E Preferred Stock quarterly, in arrears, on the last day of March, June, September and December in each year (each a "Class E Dividend Payment Date"), commencing on the first such date to occur which is at least thirty days after its Class E Date of Issue. The dividend payable on the first Class E Dividend Payment Date shall be calculated and based on the period from the Class E Date of Issue through such Class E Dividend Payment Date. Each period commencing on the later of the Class E Date of Issue of a share of the Class E Preferred Stock or the first day after the last preceding Class E Dividend Payment Date and ending on the next Class E Dividend Payment Date or, in the case of a final dividend, the effective date of a liquidating distribution, conversion of such shares of Class E Preferred Stock into Common Stock or redemption of such shares of Class E Preferred Stock is referred to herein as a "Class E Dividend Period." If the date fixed for payment of a final liquidating distribution on any shares of Class E Preferred Stock, the date on which any shares of Class E Preferred Stock are converted into Common Stock or the date on which any shares of Class E Preferred Stock are redeemed does not coincide with a Class E Dividend Payment Date, then subject to the provisions hereof relating to such liquidating distribution, conversion or redemption, the final Class E Dividend Period applicable to such shares shall be the period from the last Class E Dividend Payment Date prior to the date such liquidating distribution, conversion or redemption occurs through the effective date of such liquidating distribution, conversion or redemption. Notwithstanding any other provision herein, no dividend shall be payable on the Class E Preferred Stock after May 23, 2000 without the prior approval of the Board of Directors of the Corporation. Dividends paid pursuant to this Section G.2 shall be paid on a pari passu basis with dividends paid pursuant to Section F.2 and H.2 herein.

              b. Dividends accrued under Section 2.a above on each share of Class E Preferred Stock accrued after May 23, 2000 may be paid only in cash.

              c. If full dividends on all outstanding shares of Class E Preferred Stock at the rates per share set out in this Section G.2. have not been declared and paid or irrevocably set aside in trust for payment for the then current Class E Dividend Period and all prior Class E Dividend Periods, the Corporation shall not (i) declare or pay or set aside for payment any dividends or make any other distribution or payments on the Common Stock, the Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, or any other securities of the Corporation ranking junior to shares of Class E Preferred Stock with respect to the payment of dividends or upon liquidation (the "Class E Junior Stock") or (ii) make any payment on account of the purchase, redemption or other retirement of, or pay or make available any money for a sinking fund for the redemption of, any Class E Junior Stock. No dividends shall be declared or paid or set aside for payment and no other distribution or payment shall be made with regard to any Class E Junior Stock, unless full dividends have been declared and paid or irrevocably set aside for payment with regard to the Class E Preferred Stock for the then current Class E Dividend Period and at least three prior consecutive Class E Dividend Periods. For purposes of this Section G.2.(c), unless the context requires otherwise, "distribution" means the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation or the purchase or redemption of shares of capital stock of the Corporation (other than (i) repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares (ii) repurchases pursuant to the Investors Rights Agreement, dated as of May 23, 2000, by and among the Corporation and holders of its capital stock, and (iii) redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer purchase or redemption by a subsidiary of this Corporation.

         3. LIQUIDATION, DISSOLUTION OR WINDING UP.

              a. In the event of any voluntary or involuntary liquidation, dissolution or winding up (collectively, a "Liquidation") of the Corporation, holders of shares of Class E Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, but after and subject to the payment in full of all amounts required to be distributed to the holders of Class F Preferred Stock and any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Class E Preferred Stock, including any class of Preferred Stock subsequently created by the Board of Directors and designated as ranking in preference to the Class E Preferred Stock (collectively referred to as "Class E Senior Preferred Stock"), but before any payment shall be made to the holders of Class E Junior Stock, by reason of their ownership thereof, an amount per share of Class E Preferred Stock equal to the sum of the Class E Stated Value, plus the amount per share of the cumulative dividends accrued but unpaid thereon through the date of such Liquidation. If upon any such Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class E Preferred Stock the full amount to which they shall be entitled, the holders of shares of Class E Preferred Stock and any class or series of stock ranking in liquidation on parity with the Class E Preferred Stock (the "Class E Parity Preferred Stock") shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

              b. After the payment of all preferential amounts required to be paid to the holders of Class E Senior Preferred Stock, Class E Preferred Stock and Class E Parity Preferred Stock, upon dissolution, liquidation or winding up of the Corporation, the holders of Class E Junior Securities then outstanding shall, be entitled to receive the remaining assets and funds of the Corporation available for distribution to its stockholders pursuant to Section C.2, D.2, E.2 and F.3 of this Article FOURTH.

         4. VOTING RIGHTS. Holders of Class E Preferred Stock shall have the following voting rights in addition to any voting rights provided by the General Corporation Law of the State of Delaware:

              a. CERTAIN AMENDMENTS. Holders of Class E Preferred Stock shall have the right to vote on any amendment to this Restated Certificate of Incorporation that will affect the rights of the holders of Class E Preferred Stock in any way, and the affirmative vote of not less than two-thirds of the votes entitled to be cast by holders of Class E Preferred Stock, voting as a single class, on any such matter shall be required for approval of such amendment.

              b. GENERAL MATTERS. Except as to matters specified in Section G.4.a and any other matters as to which holders of Class E Preferred Stock have the right to vote separately as a class under the General Corporation Law of the State of Delaware or otherwise, holders of Class E Preferred Stock shall have the right to vote on any matter as to which holders of the Common Stock have the right to vote. With regard to any such matter, holders of Class E Preferred Stock shall vote together with holders of the Common Stock (and with any other class of the Corporation's preferred stock similarly voting) as a single class.


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


              c. NUMBER OF VOTES. With respect to any of the matters specified in this Section G.4., each holder of Class E Preferred Stock shall be entitled to cast a number of votes equal to the number of whole shares of Common Stock into which the shares of Class E Preferred Stock held by such holder could be converted pursuant to the provisions of Section G.5. hereof as of the record date for the determination of the stockholders entitled to vote on such matter or, if no such record date is established, the date such vote is taken or written consent of stockholders is solicited.

         5. CONVERSION. The outstanding shares of Class E Preferred Stock shall be convertible into shares of Common Stock as follows:

              a. AUTOMATIC CONVERSION.

                   (i) Each share of Class E Preferred Stock automatically shall be converted into validly authorized and issued, fully paid and nonassessable shares of Common Stock, as provided herein, immediately prior to the consummation of a Change in Control (as defined below) or a Qualified Public Offering. As used in this Section G.5, a "Change in Control" shall mean the occurrence after the Original Class E Date of Issue of any of the following: (x) the acquisition of voting securities (other than upon the conversion of any class of Preferred Stock) of the Corporation in a single transaction or series of related transactions by any person or group of persons that results in such person or group, together with its affiliates, becoming, directly or indirectly, the beneficial owner of in excess of 50% of the outstanding voting securities of the Corporation; (y) a merger or consolidation of the Corporation with any other corporation or legal entity regardless of which entity is the survivor, other than a merger or consolidation which would result in the voting securities (or Preferred Stock convertible into voting securities) of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) in excess of 50% of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation; or
(z) the sale or disposition of all or substantially all of the Corporation's assets in a single transaction or series of related transactions other than in a transaction in which holders of the voting securities of the Corporation immediately prior to such transaction receive voting securities of the acquiror of such assets or its affiliate, that represent in excess of 50% of the voting securities of such entity after consummation of such transaction.

                   (ii) Immediately prior to the consummation of a Change in Control, the outstanding shares of Class E Preferred Stock shall be converted into shares of Common Stock automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Class E Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder thereof notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Class E Preferred Stock, the holders of Class E Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for Class E Preferred Stock or Common Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the Shares of Class E Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, and the Corporation promptly shall pay all declared but unpaid dividends calculated through the effective date of conversion on the shares of Class E Preferred Stock converted.

              b. OPTIONAL CONVERSION. Each share of Class E Preferred Stock shall be convertible, at any time or from time to time, at the option of the holder thereof, into validly authorized and issued, fully paid and nonassessable shares of Common Stock as provided herein.

              c. CLASS E CONVERSION PRICE. Each share of Class E Preferred Stock shall be convertible in accordance with Section G.5.(a) or G.5.(b) above into the number of shares of Common Stock which results from dividing the Class E Stated Value for such share by the Class E Conversion Price for such share that is in effect at the time of conversion computed as provided herein (the "Class E Conversion Price"). The initial Class E Conversion Price for this Class shall be the Class E Stated Value. The Class E Conversion Price shall be subject to adjustment from time to time as provided in this Section G.5.

              d. ADJUSTMENT FOR STOCK SPLITS, AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Original Class E Date of Issue of the Class E Preferred Stock effect a stock split or subdivision of the outstanding Common Stock, the Class E Conversion Price for the Class E Preferred Stock in effect immediately before that subdivision shall be proportionately decreased, and, conversely, if the Corporation shall at any time or from time to time after the Original Class E Date of Issue of the Class E Preferred Stock combine the outstanding shares of Common Stock into a smaller number of shares, the Class E Conversion Price for the Class E Preferred Stock in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section G.5.(d) shall become effective at the close of business on the date the stock split, subdivision or combination becomes effective.

              e. ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Corporation at any time or from time to time after the Class E Date of Issue of the Class E Preferred Stock issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, in each such event the Class E Conversion Price for the Class E Preferred Stock that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Class E Conversion Price then in effect by a fraction:

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


                   (i) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                   (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; PROVIDED, HOWEVER, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Class E Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Class E Conversion Price shall be adjusted pursuant to this Section G.5.(e) to reflect the actual payment of such dividend or distribution.

              f. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. If the Corporation at any time or from time to time after the Original Class E Date of Issue of the Class E Preferred Stock issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock or other property, in each such event provision shall be made so that the holders of the Class E Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock, receivable thereupon, the amount of securities of the Corporation or other property which they would have received had their Class E Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including, the conversion date, retained such securities or other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section G.5. with respect to the rights of the holders of the Class E Preferred Stock or with respect to such other securities or other property by their terms. As used herein, the term "other property" does not include cash.

              g. ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Original Class E Date of Issue of the Class E Preferred Stock, the Common Stock issuable upon the conversion of the Class E Preferred Stock is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event each holder of Class E Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Class E Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

              h. REORGANIZATIONS. If at any time or from time to time after the Original Class E Date of Issue of the Class E Preferred Stock there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 5), as a part of such capital reorganization provision shall be made so that the holders of Class E Preferred Stock shall thereafter be entitled to receive upon conversion of the Class E Preferred Stock the number of shares of stock or other securities or property of the company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Class E Preferred Stock after such capital reorganization to the end that the provisions of this Section 5 (including adjustment of the Class E Conversion Price then in effect and the number of shares issuable upon conversion of the Class E Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

              i. SALE OF SHARES BELOW CLASS E CONVERSION PRICE.

                   (i) If at any time or from time to time after the Original Class E Date of Issue of the Class E Preferred Stock, the Corporation issues or sells, or is deemed by the provisions of clause (iii) of this Section 5(i) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than a subdivision or combination of shares of Common Stock or as a dividend or other distribution of Common Stock as provided for elsewhere in this
Section 5, for an Effective Price (as hereinafter defined) less than the then effective Class E Conversion Price for the Class E Preferred Stock, then and in each such case the then existing Class E Conversion Price for the Class E Preferred Stock shall be reduced as of the close of business on the date of such issue or sale to a price equal to a fraction (A) the numerator of which shall be
(1) the number of shares of Common Stock Equivalents Outstanding (as hereinafter defined) immediately preceding such issue or sale multiplied by the then existing applicable Class E Conversion Price, plus (2) the Aggregate Consideration Received (as hereinafter defined) by the Corporation for the total number of Additional Shares of Common Stock so issued or sold, and (B) the denominator of which shall be (1) the number of shares of Common Stock Equivalents Outstanding immediately preceding such issue or sale plus (2) the number of Additional Shares of Common Stock so issued or sold.

                   (ii) For the purpose of making any adjustment required under this Section G.5.:

                        (A) "ADDITIONAL SHARES OF COMMON STOCK" means all shares of Common Stock issued by the Corporation, whether or not subsequently reacquired or retired by the Corporation, other than Management Common Stock (as defined below) to the extent such Management Common Stock constitutes no more than 10% of the total outstanding Common Stock or Common Stock issued upon the exercise or conversion of Convertible Securities outstanding on the Original Class E Date of Issue or the issuance of Common Stock or Convertible Securities to persons or entities with which the

Company has business relationships provided such issuances are for other than primarily equity financing purposes and provided that at the time of any such issuance, the aggregate of such issuance and similar issuances in the preceding twelve-month period do not exceed 2% of the then outstanding Common Stock of the Company (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) or such issuance is expressly approved by a majority of the directors who are affiliates of the holders of Class E Preferred Stock on the Company's Board of Directors. The 10% limitation on Management Common Stock set forth in the immediately preceding sentence shall apply only during periods prior to any Qualified Public Offering.

                        (B) "AGGREGATE CONSIDERATION RECEIVED" by the Corporation for any issue or sale of securities shall (1) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale and without deduction of any expenses payable by the Corporation, (2) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors of the Corporation, and (3) if Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors of the Corporation to be allocable to such Additional Shares of Common Stock or Convertible Securities.

                        (C) "COMMON STOCK EQUIVALENTS OUTSTANDING" means all shares of Common Stock that are outstanding plus all shares of Common Stock issuable upon a conversion of Class E Preferred Stock or other Convertible Securities.

                        (D) "CONVERTIBLE SECURITIES" means stock or other securities (including but not limited to options, warrants and other rights) of the Corporation exchangable for or convertible into shares of Common Stock.

                        (E) "EFFECTIVE PRICE" of Additional Shares of Common Stock means the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section G.5.(ii), into the Aggregate Consideration Received, or deemed to have been received by the Corporation for such issue under this Section G.5.(ii), for such Additional Shares of Common Stock.

                        (F) "MANAGEMENT COMMON STOCK" means all shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section G.5.(ii), to employees, officers, directors, consultants or advisers of the Corporation or any of its subsidiaries pursuant to any stock purchase plan, stock option plan, stock bonus plan or other plan or agreement approved by the Board of Directors of the Corporation.

                   (iii) For the purpose of making any adjustment to the Class E Conversion Price of the Class E Preferred Stock required under this Section G.5, if the Corporation issues or sells any Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon conversion of the Convertible Securities is less than the Class E Conversion Price then in effect for the Class E Preferred Stock, the Corporation shall be deemed to have issued at the time of the issuance of such Convertible Securities that number of Additional Shares of Common Stock equal to the maximum number of shares of Common Stock issuable upon conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such Convertible Securities, plus the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that:

                        (A) if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

                        (B) if the minimum amount of consideration payable to the Corporation upon the conversion of Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced;

                        (C) if the minimum amount of consideration payable to the Corporation upon the conversion of Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the conversion of Convertible Securities; and

                        (D) no further adjustment of the Class E Conversion Price, adjusted or subject to adjustment upon the issuance of such convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the conversion of any such Convertible Securities. If the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Class E Conversion Price adjusted upon the issuance of such Convertible Securities shall be readjusted to the Class E Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold on the exercise of such rights of conversion of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration received for issuing or selling the Convertible Securities actually convened, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Class E Preferred Stock.

              j. CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of any Class E Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Class E Preferred Stock, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Class E Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Class E Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

              k. NOTICES OF RECORD DATE. Upon (i) the establishment by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any transfer of all or substantially all the assets of the Corporation to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Class E Preferred Stock at least twenty days prior to the record date specified therein a notice specifying (x) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (y) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (z) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

              l. MECHANICS OF CONVERSION. Each holder of Class E Preferred Stock who desires to convert the same into shares of Common Stock pursuant to Section 5(b) hereof shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Class E Preferred Stock or Common Stock, or notify the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, and, in either case, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class E Preferred Stock being converted. Thereupon the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay in cash any declared or accrued and unpaid dividends on the shares of Class E Preferred Stock being converted and any cash payable in lieu of fractional shares. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate representing the shares of Class E Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

              m. FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Class E Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product (rounded to the nearest cent) of such fraction multiplied by the Common Stock's per share fair market value as determined in good faith by the Board of Directors of the Corporation as of the date of conversion.

              n. RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class E Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class E Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class E Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

              o. PAYMENT OF TAXES. The Corporation will pay all transfer taxes or charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Class E Preferred Stock, except for any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Class E Preferred Stock so converted were registered.

              p. NO IMPAIRMENT. The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Class E Preferred Stock against dilution or other impairment as provided herein.

         6. REDEMPTION.

              a. At any time on or after December 31, 2004, with the approval of the Class F Holders pursuant to Section H.4.a.v, each holder of shares of Class E Preferred Stock shall have the right, at the option of such holder, to require the Corporation to redeem all or less than all of the shares of Class E Preferred Stock owned by such holder at a price per share equal to the Redemption Price (as defined below). Such holder may exercise its redemption right under this Section G.6. by delivering to the Corporation at its principal offices a written notice (a "Redemption Notice") stating that such holder exercises its redemption rights under this Section G.6. and setting forth the number of shares of Class E Preferred Stock to be redeemed and an account of such holder to which the Redemption Price for such shares shall be paid (the "Class E Holder's Account"). Such Redemption Notice shall be accompanied by either (i) the certificates representing the shares of Class E Preferred Stock to be redeemed or (ii) a statement by such holder to the effect that such certificates have been lost, stolen or destroyed and an agreement of such holder to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall promptly provide to all Class F Holders a copy of any Redemption Notice it receives from a Class E Holder pursuant to this Section G.6.a.

              b. Subject to Section H.6.d herein and F.6.d herein, within five business days after the delivery of the Redemption Notice and the other materials required by Section G.6.(a) hereof to the Corporation, the Corporation shall pay the Redemption Price for the shares of Class E Preferred Stock so redeemed by wire transfer of immediately available funds to the Class E Holder's Account. In the event that the number of shares of Class E Preferred Stock represented by the certificates delivered to the Corporation under Section G.6.(a) hereof exceeds the number of shares redeemed, the Corporation shall promptly deliver to the holder at such holder's last address appearing on the books and records of the Corporation a certificate representing the number of such shares of Class E Preferred Stock not redeemed.

              c. Such redemption shall be deemed to have been made as of the close of business on the date of the receipt of such Redemption Notice by the Corporation, and the rights of the holder thereof, except for the right to receive the Redemption Price for such redeemed shares as provided in this Section G.6., shall cease and terminate as to such redeemed shares on such date.

              d. Notwithstanding any other provision herein, upon receipt of a copy of any Redemption Notice provided pursuant to Section H.6.a below, any Class E Holder may elect, at any time within the applicable Redemption Notification Period (as defined in Section H.6.a below), to redeem all or a portion of such Class E Holder's shares pursuant to the terms set forth in this Section G.6; provided, that if the funds of the Corporation legally available for redemption of shares of Class E Preferred Stock and the Class F Preferred Stock or Class D Preferred Stock are insufficient to redeem the total number of shares of Class E Preferred Stock and Class F Preferred Stock or Class D Preferred Stock submitted for redemption during the Redemption Notification Period, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares, on a capital contributed basis.

              e. As used herein, "Redemption Price" means the sum of the Class E Stated Value multiplied by the number of shares to be redeemed, plus all accrued but unpaid dividends thereon as of the effective date of such redemption.

              f. If the Corporation for any reason fails to redeem any of the shares of Class E Preferred Stock in accordance with this Section 6 on or prior to the redemption date determined in accordance with this Section 6, then, notwithstanding anything to the contrary contained in this Restated Certificate of Incorporation, the Corporation may not incur any indebtedness for money borrowed (unless the proceeds of such incurrence of indebtedness are used to make all overdue redemptions) or borrow or reborrow any amounts under any lines of credit which it may then have outstanding without the prior written consent of the holders of not less than a majority of the then outstanding shares of Class E Preferred Stock voting as a single class.

              g. If the funds of the Corporation legally available for redemption of shares of Class E Preferred Stock on a redemption are insufficient to redeem the total number of shares of Class E Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares. The shares of Class E Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Class E Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available.

         7. STATUS OF REACQUIRED SHARES. Shares of Class E Preferred Stock that have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Class E Preferred Stock issuable in series undesignated as to class and may be redesignated and reissued.

         8. EXCLUSION OF OTHER RIGHTS. Except as may otherwise be required by law or provided by contract, the shares of Class E Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Fourth Amended and Restated Certificate of Incorporation.

         9. IDENTICAL RIGHTS. Each share of the Class E Preferred Stock shall have the same relative rights and preferences as, and shall be identical in all respects with, all other shares of the Class E Preferred Stock.

         10. CERTIFICATES. So long as any shares of the Class E Preferred Stock are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement that the Corporation shall furnish without charge to each shareholder who so requests, a full statement of the designation and relative rights, preferences and limitations of each class of stock or series thereof that the Corporation is authorized to issue and of the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of each series.

         11. RANK. Except as otherwise provided herein, the Class E Preferred Stock shall rank senior to the Common Stock, Class A Preferred Stock, Class B Preferred Stock and Class C Preferred Stock; pari passu with the Class D Preferred Stock and junior to the

Class F Preferred Stock in right as to dividends, and upon liquidating dissolution or winding up of the Company.

H.       CLASS F PREFERRED STOCK.

         The Class F Preferred Stock shall have the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

         1. CLASS F STATED VALUE; CLASS F DATE OF ISSUE. The Class F Preferred Stock shall have a stated value of $4.20 per share (the "Class F Stated Value'). The date a share of Class F Preferred Stock is issued is referred to herein as its "Class F Date of Issue," and the date the first share of Class F Preferred Stock is issued is referred to herein as the "Original Class F Date of Issue."

         2. DIVIDENDS.

              a. The holders of shares of Class F Preferred Stock shall be entitled to receive with respect to each share, when and as declared by the Board of Directors of the Corporation, out of assets legally available for such purpose, cumulative dividends at an annual rate, based on a year of 360 days consisting of 12 thirty-day months, equal to 6% applied to the amount of the Class F Stated Value per share of Class F Preferred Stock. Such dividends shall be payable in respect of each share of Class F Preferred Stock quarterly, in arrears, on the last day of March, June, September and December in each year (each a "Class F Dividend Payment Date"), commencing on the first such date to occur which is at least thirty days after its Class F Date of Issue. The dividend payable on the first Class F Dividend Payment Date shall be calculated and based on the period from the Class F Date of Issue through such Class F Dividend Payment Date. Each period commencing on the later of the Class F Date of Issue of a share of the Class F Preferred Stock or the first day after the last preceding Class F Dividend Payment Date and ending on the next Class F Dividend Payment Date or, in the case of a final dividend, the effective date of a liquidating distribution, conversion of such shares of Class F Preferred Stock into Common Stock or redemption of such shares of Class F Preferred Stock is referred to herein as a "Class F Dividend Period." If the date fixed for payment of a final liquidating distribution on any shares of Class F Preferred Stock, the date on which any shares of Class F Preferred Stock are converted into Common Stock or the date on which any shares of Class F Preferred Stock are redeemed does not coincide with a Class F Dividend Payment Date, then subject to the provisions hereof relating to such liquidating distribution, conversion or redemption, the final Class F Dividend Period applicable to such shares shall be the period from the last Class F Dividend Payment Date prior to the date such liquidating distribution, conversion or redemption occurs through the effective date of such liquidating distribution, conversion or redemption. Notwithstanding any other provision herein, no dividend shall be payable on the Class F Preferred Stock without the prior approval of the Board of Directors of the Corporation. Dividends paid pursuant to this Section H.2 shall be paid on a pari passu basis with dividends paid pursuant to Section F.2 and G.2 herein.

              b. Dividends accrued under Section 2.a above on each share of Class F Preferred Stock accrued after May 23, 2000 may be paid only in cash.

              c. If full dividends on all outstanding shares of Class F Preferred Stock at the rates per share set out in this Section H.2. have not been declared and paid or irrevocably set aside in trust for payment for the then current Class F Dividend Period and all prior Class F Dividend Periods, the Corporation shall not (i) declare or pay or set aside for payment any dividends or make any other distribution or payments on the Common Stock, the Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock (to the extent in excess of any pari passu payment or set aside with respect to the Class F Preferred Stock), Class E Preferred Stock (to the extent in excess of any pari passu payment or set aside with respect to the Class F Preferred Stock)or any other securities of the Corporation ranking junior to shares of Class F Preferred Stock with respect to the payment of dividends or upon liquidation (the "Class F Junior Stock") or (ii) make any payment on account of the purchase, redemption or other retirement of, or pay or make available any money for a sinking fund for the redemption of, any Class F Junior Stock. No dividends shall be declared or paid or set aside for payment and no other distribution or payment shall be made with regard to any Class F Junior Stock, unless full dividends have been declared and paid or irrevocably set aside for payment with regard to the Class F Preferred Stock for the then current Class F Dividend Period and at least three prior consecutive Class F Dividend Periods. For purposes of this Section H.2.(c), unless the context requires otherwise, "distribution" means the transfer of cash or property without consideration, whether by way of dividend or otherwise, payable other than in Common Stock or other securities of the Corporation or the purchase or redemption of shares of capital stock of the Corporation (other than (i) repurchases of Common Stock held by employees or directors of, or consultants to, the Corporation upon termination of their employment or services pursuant to agreements providing for such repurchase at a price equal to the original issue price of such shares (ii) repurchases pursuant to the Investors Rights Agreement, dated as of May 23, 2000, by and among the Corporation and holders of its capital stock, and (iii) redemptions in liquidation or dissolution of the Corporation) for cash or property, including any such transfer purchase or redemption by a subsidiary of this Corporation.

         3. LIQUIDATION, DISSOLUTION OR WINDING UP.

              a. In the event of any voluntary or involuntary liquidation, dissolution or winding up (collectively, a "Liquidation") of the Corporation, holders of shares of Class F Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, but after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Corporation ranking on liquidation prior and in preference to the Class F Preferred Stock, including any class of Preferred Stock subsequently created by the Board of Directors and designated as ranking in preference to the Class F Preferred Stock (collectively referred to as "Class F Senior Preferred Stock"), but before any payment shall be made to the holders of shares of Common Stock, the Class A Preferred Stock, the Class B Preferred Stock, the Class C Preferred Stock, the Class D Preferred Stock, the Class E Preferred Stock, or any other Class F Junior Stock, by reason of their ownership thereof, an amount per share of Class F Preferred Stock equal to the sum of the Class F Stated Value, plus the amount per share of any dividends declared but unpaid thereon through the date of such Liquidation (the "CLASS F LIQUIDATION PREFERENCE"). If upon any such Liquidation the remaining assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class F Preferred Stock the full amount to which they shall be entitled, the holders of shares of Class F Preferred Stock and any class or series of stock ranking in liquidation on parity with the Class F Preferred Stock (the "Class F Parity Preferred Stock") shall share ratably in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

              b. After payment of all preferential amounts required to be paid to the holders of Class F Senior Preferred Stock, Class F Preferred Stock, Class F Parity Preferred Stock and Class F Junior Stock (other than Common Stock) pursuant to Sections C.2, D.2, E.2, F.3, G.3 and H.3.a of this Article FOURTH, the holders of Class F Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Corporation with the holders of the Common Stock, pursuant to the rights of holders of Common Stock set forth in Section A.4 of this Article FOURTH, the Class F Preferred Stock being treated for the purpose of this distribution of remaining assets and funds as having been converted.

              c. Notwithstanding any other provision of this Section 3, if any holder of Class F Preferred Stock becomes a Nonparticipating Holder (as defined in Section 12 of this Subpart H), then the shares of Class F Preferred Stock held by such Nonparticipating Holder shall no longer be entitled to the Class F Liquidation Preference and the shares of Class F Preferred Stock held by such Nonparticipating Holder shall, for all purposes of this Section 3, be treated as Class F Junior Stock on parity upon liquidation with the Class D Preferred Stock and Class E Preferred Stock, such Nonparticipating Holder shall be deemed to have waived all such preference rights, and such waiver shall be binding upon any transferee of the shares of Class F Preferred Stock held by such Nonparticipating Holder.

         4. VOTING RIGHTS.

              a. PROTECTIVE PROVISIONS. In addition to any voting rights provided by the General Corporation Law of the State of Delaware, the Company shall not take any of the following actions without first obtaining the affirmative vote of at least a two-thirds majority of the holders of Class F Preferred Stock voting as a single class, provided such two-thirds majority must consist of at least two holders of Class F Preferred Stock:

                   (i) SENIOR AND PARITY PREFERRED STOCK. Create or redesignate any class or series of capital stock that ranks senior to or on parity with the shares of Class F Preferred Stock upon liquidation or as to the payment of dividends;

                   (ii) CERTAIN AMENDMENTS. Amend this Restated Certificate of Incorporation that will affect the rights of the holders of Class F Preferred Stock in any way;

                   (iii) ACQUISITIONS. Approve any transaction or series of related transactions pursuant to which a person or entity (including a group acting in concert) would acquire (a) in excess of 50% of the outstanding voting stock of the Corporation (whether by merger, consolidation, recapitalization, reorganization, purchase of the outstanding Common or Preferred Stock of the Corporation or otherwise) or (b) all or substantially all the assets of the Company, including its subsidiaries;

                   (iv) LIQUIDATION, DISSOLUTION, RECAPITALIZATION OR REORGANIZATION. Approve any liquidation, dissolution, recapitalization or reorganization of the Corporation;

                   (v) DIVIDENDS. Declare or pay any dividends or make any distributions with respect to any capital securities or repurchase or redeem any capital securities other than as required by the Company's Certificate of Incorporation as then in effect or by any restricted stock agreements between the Company and its employees relating to repurchase rights (for purposes of clarification, this clause (v) is in no way intended to restrict payment of capital securities as consideration for services rendered pursuant to consulting agreements);

                   (vi) SALES OF STOCK. Offer, issue or sell any shares of capital stock of the Company or any of its subsidiaries other than (i) the offer or issuance of options or shares of capital stock to employees, directors or consultants (as consideration for services rendered pursuant to consulting agreements) constituting, when aggregated with all other outstanding options or shares issued to employees, directors or consultants, no more than 10% of the total outstanding equity of the Company on a fully diluted basis, as approved by the Board of Directors, or (ii) the offer or issuance of shares upon the conversion of any outstanding convertible security or the exercise or conversion of any outstanding warrant, option or similar right;

                   (vii) INCURRENCE OF INDEBTEDNESS. Incur any indebtedness for borrowed money (or any other obligations that would be classified as an "indebtedness" of the Company for accounting purposes) or guarantee any such indebtedness, in any such case with a term in excess of one year or in an amount in excess of $100,000;

                   (viii) IPO. Authorize an initial public offering of the Company's capital stock under the Securities Act of 1933, as amended, other than a Qualified Initial Public Offering;

                   (ix) AGREEMENTS WITH AFFILIATES. Make or engage in any loans, leases, contracts or other similar transactions that are not on an arms' length basis (including but not limited to the payment of dividends or the repurchase of securities) with any Affiliate of the Company, SatCon, or any of SatCon's Affiliates, or any members of their immediate family or entities controlled by them, other than contracts with SatCon or any of SatCon's Affiliates for research and development or the manufacture of motors and the like which are not material and are consistent with past custom and practice between the Company and SatCon (for purposes of this clause (ix), "immediate family" shall be deemed to include parents, children, siblings and spouse; and "Affiliate" shall have the meaning provided in Rule 144 under the Securities Act of 1933, as amended, or any successor rule);

                   (x) MATERIAL ASSET ACQUISITION AND DISPOSITION. Acquire any material assets or equity securities of any other Person, or sell or otherwise dispose of any material assets of the Corporation, except to a wholly-owned subsidiary of the Corporation;

                   (xi) NEW LINES OF BUSINESS. Enter into any new line of business;

                   (xii) EXPENDITURES IN EXCESS OF BUDGET. Make any expenditures that, in the aggregate, would deviate by more than 10% from those contemplated by the annual budget approved by the Company's Board of Directors for the then current fiscal year;

                   (xiii) WAIVER OF COVENANTS. Waive any covenants or obligations given or made by other parties for the benefit of the Company or that otherwise would affect the rights of or benefits to the Class F Holders, pursuant to the Securities Purchase Agreement, dated May 23, 2000, by and among the Company and certain holders of Class F Preferred Stock and the Related Agreements (as defined therein); or

                   (xiv) SALES OF STOCK BY MANAGEMENT. In accordance with
Section 1.4 of the Investors Rights Agreement, dated May 23, 2000, permit any officer or other member of the Company's management team from transferring any shares of capital stock of the Company.

              b. GENERAL MATTERS. Except as to the matters specified in Section H.4.a and any other matters as to which holders of Class F Preferred Stock have the right to vote separately as a class under the General Corporation Law of the State of Delaware or otherwise, holders of Class F Preferred Stock shall have the right to vote on any matter as to which holders of the Common Stock have the right to vote. With regard to any such matter, holders of Class F Preferred Stock shall vote together with holders of the Common Stock (and with any other class of the Corporation's preferred stock similarly voting) as a single class.

              c. NUMBER OF VOTES. Each holder of Class F Preferred Stock shall be entitled to cast a number of votes equal to the number of whole shares of Common Stock into which the shares of Class F Preferred Stock held by such holder could be converted pursuant to the provisions of Section H.5 hereof as of the record date for the determination of the stockholders entitled to vote on such matter or, if no such record date is established, the date such vote is taken or written consent of stockholders is solicited.

         5. CONVERSION. The outstanding shares of Class F Preferred Stock shall be convertible into shares of Common Stock as follows:

              a. AUTOMATIC CONVERSION.

                   (i) Each share of Class F Preferred Stock automatically shall be converted into validly authorized and issued, fully paid and nonassessable shares of Common Stock, as provided herein, immediately prior to a Conversion Event (as defined below). As used herein, a "Conversion Event" means the occurrence after the Original Class F Date of Issue of any of the following: (A) the consummation of the sale or other disposition of all or substantially all of the assets of the Corporation in a single transaction or series of related transactions to another Person on financial terms that reflect a total equity value of at least $200 million for the Corporation immediately prior to the consummation of such transaction or the acquisition of at least a majority of the outstanding voting stock of the Corporation by another Person by means of a merger, consolidation or otherwise on financial terms that reflect a total equity value of at least $200 million for the Corporation immediately prior to the consummation of such transaction or (B) the consummation of a Qualified Public Offering.

                   (ii) Immediately prior to the consummation of a Conversion Event, the outstanding shares of Class F Preferred Stock shall be converted into shares of Common Stock automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Class F Preferred Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder thereof notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. Upon the occurrence of such automatic conversion of the Class F Preferred Stock, the holders of Class F Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or any transfer agent for Class F Preferred Stock or Common Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the Shares of Class F Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, and the Corporation promptly shall pay all declared but unpaid dividends calculated through the effective date of conversion on the shares of Class F Preferred Stock converted.

              b. OPTIONAL CONVERSION. Each share of Class F Preferred Stock shall be convertible, at any time or from time to time, at the option of the holder thereof, into validly authorized and issued, fully paid and nonassessable shares of Common Stock as provided herein.

              c. CLASS F CONVERSION PRICE. Each share of Class F Preferred Stock shall be convertible in accordance with Section H.5.a. or H.5.b. above into the number of shares of Common Stock which results from dividing the Class F Stated Value for such share by the Class F Conversion Price for such share that is in effect at the time of conversion computed as provided herein (the "Class F Conversion Price"). The initial Class F Conversion Price for this Class shall be the Class F Stated Value. The Class F Conversion Price shall be subject to adjustment from time to time as provided in this Section H.5.

              d. ADJUSTMENT FOR STOCK SPLITS, AND COMBINATIONS. If the Corporation shall at any time or from time to time after the Original Class F Date of Issue of the Class F Preferred Stock effect a stock split or subdivision of the outstanding Common Stock, the Class F Conversion Price for the Class F Preferred Stock in effect immediately before that subdivision shall be proportionately decreased, and, conversely, if the Corporation shall at any time or from time to time after the Original Class F Date of Issue of the Class F Preferred Stock combine the outstanding shares of Common Stock into a smaller number of shares, the Class F Conversion Price for the Class F Preferred Stock in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section H.5.d. shall become effective at the close of business on the date the stock split, subdivision or combination becomes effective.

              e. ADJUSTMENT FOR COMMON STOCK DIVIDENDS AND DISTRIBUTIONS. If the Corporation at any time or from time to time after the Class F Date of Issue of the Class F Preferred Stock issues, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable solely in additional shares of Common Stock, in each such event the Class F Conversion Price for the Class F Preferred Stock that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Class F Conversion Price then in effect by a fraction:

                   (i) numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                   (ii) the denominator of which is the sum of the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Class F Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Class F Conversion Price shall be adjusted pursuant to this Section H.5.e. to reflect the actual payment of such dividend or distribution.

              f. ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. If the Corporation at any time or from time to time after the Original Class F Date of Issue of the Class F Preferred Stock issues, or fixes a record date for the determination of holders of Common

Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock or other property, in each such event provision shall be made so that the holders of the Class F Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock, receivable thereupon, the amount of securities of the Corporation or other property which they would have received had their Class F Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including, the conversion date, retained such securities or other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section H.5. with respect to the rights of the holders of the Class F Preferred Stock or with respect to such other securities or other property by their terms. As used herein, the term "other property" does not include cash.

              g. ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Original Class F Date of Issue of the Class F Preferred Stock, the Common Stock issuable upon the conversion of the Class F Preferred Stock is changed into the same or a different number of shares of any class or series of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), then in any such event each holder of Class F Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Class F Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

              h. REORGANIZATIONS. If at any time or from time to time after the Original Class F Date of Issue of the Class F Preferred Stock there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 5), as a part of such capital reorganization provision shall be made so that the holders of Class F Preferred Stock shall thereafter be entitled to receive upon conversion of the Class F Preferred Stock the number of shares of stock or other securities or property of the company to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Class F Preferred Stock after such capital reorganization to the end that the provisions of this Section 5 (including adjustment of the Class F Conversion Price then in effect and the number of shares issuable upon conversion of the Class F Preferred Stock) shall be applicable after that event and be as nearly equivalent as practicable.

              i. SALE OF SHARES BELOW CLASS F CONVERSION PRICE.

                   (i) If at any time or from time to time after the Original Class F Date of Issue of the Class F Preferred Stock, the Corporation issues or sells, or is deemed by the provisions of clause (iii) of this Section 5(i) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than a subdivision or combination of shares of Common Stock or as a dividend or other distribution of Common Stock as provided for elsewhere in this
Section 5, for an Effective Price (as hereinafter defined) less than the then effective Class F Conversion Price for the Class F Preferred Stock, then and in each such case the then existing Class F Conversion Price for the Class F Preferred Stock shall be reduced as of the close of business on the date of such issue or sale to a price equal to a fraction (A) the numerator of which shall be
(1) the number of shares of Common Stock Equivalents Outstanding (as hereinafter defined) immediately preceding such issue or sale multiplied by the then existing applicable Class F Conversion Price, plus (2) the Aggregate Consideration Received (as hereinafter defined) by the Corporation for the total number of Additional Shares of Common Stock so issued or sold, and (B) the denominator of which shall be (1) the number of shares of Common Stock Equivalents Outstanding immediately preceding such issue or sale plus (2) the number of Additional Shares of Common Stock so issued or sold.

                   (ii) For the purpose of making any adjustment required under this Section H.5.:

                        (A) "Additional Shares of Common Stock" means all shares of Common Stock issued by the Corporation, whether or not subsequently reacquired or retired by the Corporation, other than Management Common Stock (as defined below) to the extent such Management Common Stock constitutes no more than 10% of the total outstanding Common Stock or Common Stock issued upon the exercise or conversion of Convertible Securities outstanding on the Original Class F Date of Issue or the issuance of Common Stock or Convertible Securities to persons or entities with which the Company has business relationships provided such issuances are for other than primarily equity financing purposes and provided that at the time of any such issuance, the aggregate of such issuance and similar issuances in the preceding twelve-month period do not exceed 2% of the then outstanding Common Stock of the Company (assuming full conversion and exercise of all convertible and exercisable securities then outstanding) or such issuance is expressly approved by a majority of the director representatives of the holders of Class F Preferred Stock on the Company's Board of Directors. The 10% limitation on Management Common Stock set forth in the immediately preceding sentence shall apply only during periods prior to any Qualified Public Offering.

                        (B) "Aggregate Consideration Received" by the Corporation for any issue or sale of securities shall (1) to the extent it consists of cash, be computed at the gross amount of cash received by the Corporation before deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale and without deduction of any expenses payable by the Corporation, (2) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the

Board of Directors of the Corporation, and (3) if Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors of the Corporation to be allocable to such Additional Shares of Common Stock or Convertible Securities.

                        (C) "Common Stock Equivalents Outstanding" means all shares of Common Stock that are outstanding plus all shares of Common Stock issuable upon a conversion of Class F Preferred Stock or other Convertible Securities.

                        (D) "Convertible Securities" means stock or other securities (including but not limited to options, warrants and other rights) of the Corporation exchangable for or convertible into shares of Common Stock.

                        (E) "Effective Price" of Additional Shares of Common Stock means the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section H.5.(ii), into the Aggregate Consideration Received, or deemed to have been received by the Corporation for such issue under this Section H.5.(ii), for such Additional Shares of Common Stock.

                        (F) "Management Common Stock" means all shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section H.5.(ii), to employees, officers, directors, consultants or advisers of the Corporation or any of its subsidiaries pursuant to any stock purchase plan, stock option plan, stock bonus plan or other plan or agreement approved by the Board of Directors of the Corporation.

                   (iii) For the purpose of making any adjustment to the Class F Conversion Price of the Class F Preferred Stock required under this Section H.5., if the Corporation issues or sells any Convertible Securities and if the Effective Price of the shares of Common Stock issuable upon conversion of the Convertible Securities is less than the Class F Conversion Price then in effect for the Class F Preferred Stock, the Corporation shall be deemed to have issued at the time of the issuance of such Convertible Securities that number of Additional Shares of Common Stock equal to the maximum number of shares of Common Stock issuable upon conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such Convertible Securities, plus the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that:

                        (A) if the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses;

                        (B) if the minimum amount of consideration payable to the Corporation upon the conversion of Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced;

                        (C) if the minimum amount of consideration payable to the Corporation upon the conversion of Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the conversion of Convertible Securities; and

                        (D) no further adjustment of the Class F Conversion Price, adjusted or subject to adjustment upon the issuance of such convertible Securities, shall be made as a result of the actual issuance of shares of Common Stock on the conversion of any such Convertible Securities. If the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Class F Conversion Price adjusted upon the issuance of such Convertible Securities shall be readjusted to the Class F Conversion Price which would have been in effect had an adjustment been made on the basis that the only shares of Common Stock so issued were the shares of Common Stock, if any, actually issued or sold on the exercise of such rights of conversion of such Convertible Securities, and such shares of Common Stock, if any, were issued or sold for the consideration received for issuing or selling the Convertible Securities actually convened, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Class F Preferred Stock.

              j. CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of any Class F Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of the Class F Preferred Stock, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Class F Preferred Stock at the holder's address as shown in the Corporation's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment in the Class F Conversion Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

              k. NOTICES OF RECORD DATE. Upon (i) the establishment by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the

Corporation with or into any other corporation, or any transfer of all or substantially all the assets of the Corporation to any other person or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Class F Preferred Stock at least twenty days prior to the record date specified therein a notice specifying (x) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (y) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective, and (z) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification transfer, consolidation, merger, dissolution, liquidation or winding up.

              l. MECHANICS OF CONVERSION. Each holder of Class F Preferred Stock who desires to convert the same into shares of Common Stock pursuant to Section 5(b) hereof shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for the Class F Preferred Stock or Common Stock, or notify the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement reasonably satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, and, in either case, shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state therein the number of shares of Class F Preferred Stock being converted. Thereupon the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay in cash any declared or accrued and unpaid dividends on the shares of Class F Preferred Stock being converted and any cash payable in lieu of fractional shares. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate representing the shares of Class F Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

              m. FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued upon conversion of Class F Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product (rounded to the nearest cent) of such fraction multiplied by the Common Stock's per share fair market value as determined in good faith by the Board of Directors of the Corporation as of the date of conversion.

              n. RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Class F Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Class F Preferred Stock; and if at any time the number of authorized but unissued shares of

Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class F Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

              o. PAYMENT OF TAXES. The Corporation will pay all transfer taxes or charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Class F Preferred Stock, except for any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Class F Preferred Stock so converted were registered.

              p. NO IMPAIRMENT. The Corporation shall not amend its Certificate of Incorporation or participate in any reorganization, transfer of assets consolidation, merger, dissolution, issue or sale of securities or any other voluntary action for the purpose of avoiding or seeking to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Class F Preferred Stock against dilution or other impairment as provided herein.

              q. MERGER OR SALE OF ASSETS. In the event of any merger or sale of all or substantially all of the assets of the Corporation, each holder of shares of Class F Preferred Stock then outstanding may elect at its option to receive both (i) a cash payment in the amount of its Class F Liquidation Preference and
(ii) its ratable share of all consideration to which holders of Common Stock are entitled, the Class F Preferred Stock being treated for the purpose of this subsection H.5.q(ii) as having been converted.

         6. REDEMPTION.

              a. Subject to the conditions provided in this Section 6, at any time on or after May 23, 2005, each holder of shares of Class F Preferred Stock shall have the right, at the sole option of such holder, to require the Corporation to redeem all or less than all of the shares of Class F Preferred Stock owned by such holder at a price per share equal to the Redemption Price (as defined below). Such holder may exercise its redemption right under this Section H.6. by delivering to the Corporation at its principal offices a written notice (a "Redemption Notice") stating that such holder exercises its redemption rights under this Section H.6. and setting forth the number of shares of Class F Preferred Stock to be redeemed and an account of such holder to which the Redemption Price for such shares shall be paid (the "Class F Holder's Account"). Such Redemption Notice shall be accompanied by either (i) the certificates representing the shares of Class F Preferred Stock to be redeemed or (ii) a statement by such holder to the effect that such certificates have been lost, stolen or destroyed and an agreement of such holder to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall promptly provide to all other Class F Holders, Class D Holders and Class E Holders written notice of such requested redemption and a copy of any such Redemption Notice (the "Corporation Redemption Notice"), unless such

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requested Redemption Notice was received by the Corporation in response to a
Corporation Redemption Notice for which the applicable Redemption Notification Period (described below) has not yet expired.

              b. Subject to Sections F.6.d and G. 6.d above, upon the fifteenth day following the date that the Corporation sends a Corporation Redemption Notice to the other Class F Holders (the "Redemption Notification Period"), the Corporation shall pay each Class F Holder who has submitted a Redemption Notice during the Redemption Notification Period its respective Redemption Price for the shares of Class F Preferred Stock to be redeemed pursuant to the such Class F Holder's Redemption Notice by wire transfer of immediately available funds to the Class F Holder's Account; provided that if the funds of the Corporation legally available for redemption of shares of Class F Preferred Stock are insufficient to redeem the total number of shares of Class F Preferred Stock submitted for redemption during such Redemption Notification Period, such shares shall be redeemed in accordance with Section 6.g below. In the event that the number of shares of Class F Preferred Stock represented by the certificates delivered to the Corporation under Section H.6.(a) hereof exceeds the number of shares redeemed, the Corporation shall promptly deliver to the holder at such holder's last address appearing on the books and records of the Corporation a certificate representing the number of such shares of Class F Preferred Stock not redeemed.

              c. Such redemption shall be deemed to have been made as of the close of business on the date of the receipt of such Redemption Notice by the Corporation, and the rights of the holder thereof, except for the right to receive the Redemption Price for such redeemed shares as provided in this Section H.6, shall cease and terminate as to such redeemed shares on such date.

              d. Notwithstanding any other provision herein, upon receipt of a copy of any Redemption Notice provided pursuant to Section F.6.a or Section G.6.a above, any Class F Holder may elect, at any time within the applicable five business day period set forth in Section F.6.b or G.6.b above, to redeem all or a portion of such Class F Holder's shares pursuant to the terms set forth in this Section H.6; provided, that if the funds of the Corporation legally available for redemption of shares of Class F Preferred Stock and the Class D Preferred Stock or Class E Preferred Stock are insufficient to redeem the total number of shares of Class F Preferred Stock and Class D Preferred Stock or Class E Preferred Stock submitted for redemption during such applicable five business day period, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares, on a capital contributed basis.

              e. As used herein, "Redemption Price" means the sum of the Class F Stated Value multiplied by the number of shares to be redeemed, plus all accrued but unpaid dividends thereon as of the effective date of such redemption.

              f. If the Corporation for any reason fails to redeem any of the shares of Class F Preferred Stock in accordance with this Section 6 on or prior to the redemption date determined in accordance with this Section 6, then, notwithstanding anything to the

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contrary contained in this Restated Certificate of Incorporation, the
Corporation may not incur any indebtedness for money borrowed (unless the proceeds of such incurrence of indebtedness are used to make all overdue redemptions) or borrow or reborrow any amounts under any lines of credit which it may then have outstanding without the prior written consent of the holders of not less than a majority of the then outstanding shares of Class F Preferred Stock voting as a single class.

              g. If the funds of the Corporation legally available for redemption of shares of Class F Preferred Stock on a redemption are insufficient to redeem the total number of shares of Class F Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares. The shares of Class F Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Class F Preferred Stock, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available.

         7. STATUS OF REACQUIRED SHARES. Shares of Class F Preferred Stock that have been issued and reacquired in any manner shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of Class F Preferred Stock issuable in series undesignated as to class and may be redesignated and reissued.

         8. EXCLUSION OF OTHER RIGHTS. Except as may otherwise be required by law or provided by contract, the shares of Class F Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Fourth Amended and Restated Certificate of Incorporation.

         9. IDENTICAL RIGHTS. Each share of the Class F Preferred Stock shall have the same relative rights and preferences as, and shall be identical in all respects with, all other shares of the Class F Preferred Stock.

         10. CERTIFICATES. So long as any shares of the Class F Preferred Stock are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement that the Corporation shall furnish without charge to each shareholder who so requests, a full statement of the designation and relative rights, preferences and limitations of each class of stock or series thereof that the Corporation is authorized to issue and of the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of each series.

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         11. RANK. Except as otherwise provided herein, the Class F Preferred
Stock shall rank senior to the Common Stock, Class A Preferred Stock, Class B Preferred Stock, Class C Preferred Stock, Class D Preferred Stock and Class E Preferred Stock in right as to dividends, and upon liquidating dissolution or winding up of the Company.

         12. NONPARTICIPATING HOLDERS. As used herein, "NONPARTICIPATING HOLDER" means any holder of Class F Preferred Stock that is provided an opportunity to purchase its Pro Rata Portion (as defined below) of the first offering of Class F Senior Preferred Stock or Class F Parity Preferred Stock (the principal purpose of such offering being to raise capital) made subsequent to such holder's acquisition of Class F Preferred Stock and that fails to purchase its Pro Rata Portion of such of Class F Senior Preferred Stock or Class F Parity Preferred Stock. A holder's "PRO RATA PORTION" of such Class F Senior Preferred Stock or Class F Parity Preferred Stock means the aggregate number of Class F Senior Preferred Stock or Class F Parity Preferred Stock which the Board of Directors of the Corporation, subject to satisfaction of applicable preemptive rights or rights of first refusal, determines to issue in such offering to all existing holders of Common Stock and Preferred Stock, multiplied by a fraction, the numerator of which is the sum of the number of shares of Common Stock issued to such holder (or its predecessor holder) prior to the date such offering commences plus the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock of the Corporation held by such holder at the time such offering commences, and the denominator of which is the sum of the number of shares of Common Stock issued and outstanding immediately prior to the date such offering commences plus the number of shares of Common Stock issuable upon conversion of all shares of Preferred Stock of the Corporation held by all holders of Preferred Stock at the time such offering commences and upon exercise of all outstanding options and warrants issued by the Corporation. For purposes of this Section 12, a holder of Common Stock and/or Preferred Stock shall be deemed to have purchased Common Stock and/or Preferred Stock purchased by an "affiliate" (as defined in Rule 144 under the Securities Act of 1933, as amended, or any successor rule) of such holder, and a holder shall be deemed to have had the opportunity to purchase such Class F Parity Preferred Stock or Class F Senior Preferred Stock if (i) the Corporation provides such holder with a written notice setting forth the type and number of Class F Parity Preferred Stock or Class F Senior Preferred Stock being offered, a description of the principal terms of any Class F Parity Preferred Stock or Class F Senior Preferred Stock, the proposed purchase price for such Class F Parity Preferred Stock or Class F Senior Preferred Stock and the proposed closing date for such offering of such Class F Parity Preferred Stock or Class F Senior Preferred Stock and (ii) such holder is provided at least 15 days after the delivery of such notice in which to agree to acquire its Pro Rata Portion of such Class F Parity Preferred Stock or Class F Senior Preferred Stock.

         FIFTH: In furtherance of and not in limitation of powers conferred by statute, it is further provided:

              1. Election of directors need not be by written ballot.

              2. The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

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


         SIXTH: Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

         SEVENTH: The Corporation shall, to the fullest extent permitted by
Section 145 of the General Corporation Law of Delaware, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by or on behalf of an Indemnitee in connection with such action, suit or proceeding and any appeal therefrom.

         As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee.

         In the event that the Corporation does not assume the defense of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, the Corporation shall pay in advance of the final disposition of such matter any expenses (including attorneys' fees) incurred by an indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom; PROVIDED, however, that the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article, which undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment; and FURTHER PROVIDED that no such advancement of expenses shall be made if it is determined that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

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


         The Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. In addition, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

         All determinations hereunder as to the entitlement of an Indemnitee to indemnification or advancement of expenses shall be made in each instance by (a) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not a quorum, (b) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question,
(c) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation), or (d) a court of competent jurisdiction.

         The Indemnification rights provided in this Article (i) shall not be deemed exclusive of any other rights to which an Indemnitee may be entitled under any law, agreement or vote of stockholders or disinterested directors or otherwise, and (ii) shall inure to the benefit of the heirs, executors and administrators of the Indemnitees. The Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

         EIGHTH: Subject to the approval rights of holders of Common Stock or Preferred Stock set forth in this Restated Certificate, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Restated Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.


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     EXECUTED at Woburn, Massachusetts, on May 23, 2000.



                                        /s/ Maureen Lister
                                        ---------------------------------------
                                        Maureen Lister, Secretary